January 10, 1999

Dear Policy Holder:

Fiscal year 1998 was the best and worst of times for equity and fixed-income investors. While the year began and ended with U.S. stocks posting tremendous gains, the events in between left investors a bit uncertain about the outlook going forward.

                                                         1998 Total Return
Standard & Poor's 500 Index                                   +28.56%
Russell 2000 Index                                             -2.55%
Lehman Brothers Government/Corporate Bond Index                +8.69%
Morgan Stanley Europe, Australia, Far East (EAFE) Index       +20.33%

Performance quoted above assumes reinvestment of dividends. It is not intended to represent the performance of any Premium Fund Series. Complete performance information can be found following each discussion section of this report. Past performance does not guarantee future results. The indexes are unmanaged and assume no management fees or expenses. A direct investment in an unmanaged index is not possible.

   During the first half of 1998, U.S. and European stock markets continued to hit record levels fueled by a positive environment with low inflation, low interest rates and low unemployment. Between January 1 and July 17, the Standard & Poor's 500 Index rose +23.3% and the Morgan Stanley Europe, Australia, Far East (EAFE) Index had posted a comparable gain of +21.3%.
   However, as U.S. corporations began lowering their earnings expectations for the second half of 1998 and investors learned of escalating financial problems in Asia, Russia and Latin America, concern mounted that the U.S. economy would weaken. Foreign investors responded by moving their money out of riskier investments--stocks and non-government bonds--and into U.S. Treasuries for their safety and liquidity.
   Stock and non-government bond prices spiraled downward. Conversely, prices of U.S. Treasury securities skyrocketed causing yields to decline. For the first time since the 1960s, the yield on the benchmark 30-year U.S. Treasury fell below 5% to 4.97% at the end of September.
   To help ease the strain on the U.S. economy, the Federal Reserve responded by lowering its target for short-term interest rates three times in the fall. By the end of November, the federal funds rate (the interest rate charged between banks for overnight loans) was reduced a total of 0.75 percentage points to 4.75%.
   The impact of the Fed's rate cuts was tremendous. U.S. stocks soared to new highs--the large-cap S&P 500 Index returned +21.28% in the fourth quarter after reporting a near 10% drop in the third quarter. Small and mid-cap stocks also rebounded, but still underperformed their large-cap counterparts in 1998.
   Most strategists believe that the economies of Southeast Asia will bottom out in 1999, that Japan may begin to recover from its recession, and that the Federal Reserve has the capability, and the will, to keep the U.S. economy growing. As long as the economy continues to grow, we think the stock market will enjoy a favorable environment, though volatility may continue and returns may not be in the 20+% range we have seen for the past four years.
   On the following pages, the performance of each Series of Premium Fund is discussed in detail. After a difficult period like we encountered in 1998, it is important to remember that your annuity is a long-term investment that requires patience and a long-term perspective. We thank you for placing your confidence in Delaware Investments.

Sincerely,

/s/ Jeffrey J. Nick

Jeffrey J. Nick
Chairman, President and Chief Executive Officer
Delaware Investments Family of Funds

FOR TOTAL RETURN

Decatur Total Return Series

Investment Strategy and Performance in 1998
   Large-cap growth stocks continued to dominate market returns in 1998. This made it difficult for Decatur Total Return Series' large-cap value strategy to keep pace.
   For the 12 months ended December 31, 1998, the Series provided a total return of +11.35% (capital change plus reinvestment of distributions). This was less than half the 28.56% return of the unmanaged Standard & Poor's 500 Index for the same period.
   Much of the S&P 500's 12-month return was driven by a select group of large-cap growth companies. These stocks did not meet our investment criteria because their dividend yields were well below the average yield of the Index.
   Decatur Total Return Series' portfolio consists primarily of stocks that yield more than the average yield of the S&P 500. The potential benefits of this strategy are two-fold: a high yield may signal future appreciation potential and dividends offer investors up-front income while they wait for that possible appreciation.

Portfolio Snapshot
   During fiscal 1998, Decatur Total Return Series did not invest in technology stocks. None met our dividend-yield expectations. This was detrimental to the Series' 1998 performance since technology stocks were among the year's top performing sectors.
   Financial services stocks represented the largest percentage of portfolio net assets, though we modestly reduced our holdings of smaller banks. With the mergers completed in the banking industry in 1998, market prices have shifted in favor of banks that have merged. Therefore, we shifted our focus toward large banks. We believe they now offer better opportunities for capital appreciation and income potential than small banks.
   Our holdings of several pharmaceutical companies contributed positively to the Series' total return in 1998. These included companies that manufacture drugs to treat a range of conditions, from male pattern baldness and arthritis to infectious diseases.
   In a highly unusual move for the Series, we added more utility stocks. Deregulation in the electric industry has, in our opinion, created a unique opportunity for meaningful stock returns.

Investment Outlook
   In our opinion, this past year's volatility in the stock market signals the beginning of stock returns more consistent with historic trends. Over the next few years, we think annual returns from stocks may be moderate, ranging from 8% to 12% returns--still attractive compared to most investment alternatives.
   Historically, Decatur Total Return Series' large-cap value discipline has contributed the most to the portfolio during periods of more "normal" stock returns. Though past performance is not a guarantee of the future, we believe we may soon embark upon a new cycle of outperformance for our yield-oriented strategy.
   Given the challenges equity investors faced in 1998, it appears that investors have begun to pay closer attention to investment risk. In our view, a value-oriented approach like Decatur Total Return Series employs can help manage such risk within your portfolio.

--------------------------------------------------------------------------------

Decatur Total Return Series Investment Objective
Seeks long-term growth by investing primarily in securities that offer the potential for income and capital appreciation without undue risk to principal.

--------------------------------------------------------------------------------

                                                          Decatur Total Return-1

Growth of a $10,000 investment
January 1, 1989 through
December 31, 1998


                             Decatur Total Return Series      S&P 500 Index
  12/31/88                             $10,000                    $10,000
  12/31/89                             $11,303                    $13,169
  12/30/90                             $ 9,807                    $12,759
  12/31/91                             $11,997                    $16,647
  12/31/92                             $13,055                    $17,916
  12/31/93                             $15,072                    $19,722
  12/31/94                             $15,039                    $19,982
  12/31/95                             $20,473                    $27,492
  12/31/96                             $24,713                    $33,802
  12/31/97                             $32,325                    $45,080
  12/31/98                             $36,021                    $58,037


           Decatur Total Return Series
           Average Annual Total Returns
           ----------------------------
10 Years                                 +13.67%
Five Years                               +19.06%
One Year                                 +11.35%
       For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the Decatur Total Return Series and the S&P 500 Index for the 10-year period from January 1, 1989 through December 31, 1998. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.
                                                          Decatur Total Return-2

Delaware Group Premium Fund, Inc.-Decatur Total Return Series
Statement of Net Assets
December 31, 1998

                                                         Number         Market
                                                       of Shares        Value
 COMMON STOCK-97.95%
 Aerospace & Defense-1.40%
 Lockheed Martin ...................................     95,800    $  8,119,050
                                                                   ------------
                                                                      8,119,050
                                                                   ------------
 Automobiles & Automotive Parts-3.69%
 Ford Motor ........................................    217,200      12,746,925
 General Motors ....................................    121,100       8,666,219
                                                                   ------------
                                                                     21,413,144
                                                                   ------------
 Banking, Finance & Insurance-18.63%
 American General ..................................    185,900      14,500,200
 Aon ...............................................    111,425       6,170,159
 Bank One ..........................................    216,594      11,059,831
 BankAmerica .......................................    209,011      12,566,786
 BankBoston ........................................    168,200       6,549,288
 Chubb .............................................    149,300       9,685,838
 First Union .......................................    197,126      11,987,725
 Mellon Bank .......................................    148,800      10,230,000
+St. Paul ..........................................    217,000       7,540,750
 Summit Bancorp ....................................    174,775       7,635,483
 Wells Fargo .......................................    252,800      10,096,200
                                                                   ------------
                                                                    108,022,260
                                                                   ------------
 Cable, Media & Publishing-3.06%
 McGraw-Hill .......................................    174,200      17,746,625
                                                                   ------------
                                                                     17,746,625
 Chemicals-4.68%                                                   ------------
 duPont(E.I.)deNemours .............................    191,500      10,161,469
+Imperial Chemical ADR .............................    313,100      10,938,931
 PPG Industries ....................................    104,000       6,058,000
                                                                   ------------
                                                                     27,158,400
                                                                   ------------
 Consumer Products-2.79%
 Kimberly-Clark ....................................    297,000      16,186,500
                                                                   ------------
                                                                     16,186,500
                                                                   ------------
 Electronics & Electrical Equipment-5.70%
 Cooper Industries .................................    169,000       8,059,188
 Emerson Electric ..................................    191,600      11,986,975
 Thomas & Betts ....................................    126,400       5,474,700
+Xerox .............................................     63,700       7,516,600
                                                                   ------------
                                                                     33,037,463
                                                                   ------------
 Energy-8.00%
+British Petroleum ADR .............................     90,742       8,620,490
 Chevron ...........................................    159,800      13,253,413
 Mobil .............................................     98,500       8,581,813
 Royal Dutch Petroleum .............................    204,700       9,800,013
 USX-Marathon Group ................................    203,800       6,139,475
                                                                   ------------
                                                                     46,395,204
                                                                   ------------
 Environmental Services-1.15%
 Browning Ferris ...................................    233,980       6,653,806
                                                                   ------------
                                                                      6,653,806
                                                                   ------------
 Food, Beverage & Tobacco-5.94%
 Bestfoods .........................................    280,300      14,925,975
 Fortune Brands ....................................    273,900       8,662,088
 Heinz (H.J.) ......................................    191,800      10,860,675
                                                                   ------------
                                                                     34,448,738
                                                                   ------------
----------
Top 10 stock holdings, representing 25.5% of net assets, are printed in bold.
                                                         Number         Market
                                                       of Shares        Value
 COMMON STOCK (Continued)
 Healthcare & Pharmaceuticals-8.42%
 American Home Products ............................207,200   $11,667,950
 Baxter International ..............................186,300    11,981,419
+Glaxo Wellcome ADR ................................166,200    11,550,900
 Pharmacia & Upjohn ................................237,400    13,442,775
 Zeneca Group ADR ..................................  3,900       175,013
                                                              -----------
                                                               48,818,057
                                                              -----------
 Industrial Machinery-1.29%
 Deere & Co. .......................................225,900     7,482,938
                                                              -----------
                                                                7,482,938
                                                              -----------
 Metals & Mining-2.51%
 Allegheny Teledyne ................................217,800     4,451,288
 Aluminum Company of America .......................135,400    10,095,763
                                                              -----------
                                                               14,547,051
                                                              -----------
 Paper & Forest Products-2.03%
 Union Camp ........................................174,500    11,778,750
                                                              -----------
                                                               11,778,750
                                                              -----------
 Retail-3.44%
 May Department Stores .............................176,200    10,638,075
+Penney (J.C.) .....................................198,600     9,309,375
                                                              -----------
                                                               19,947,450
                                                              -----------
 Telecommunications-10.42%
 AT&T .............................................. 77,300     5,816,825
 Ameritech .........................................203,600    12,903,150
 Bell Atlantic .....................................167,700     9,527,456
+Cable & Wireless ADR ..............................159,100     5,846,925
 Frontier ..........................................372,400    12,661,600
 GTE ...............................................203,200    13,703,300
                                                              -----------
                                                               60,459,256
                                                              -----------
 Transportation & Shipping-1.58%
+British Airways ADR ...............................135,000     9,154,688
                                                              -----------
                                                                9,154,688
                                                              -----------
 Utilities-7.82%
 Dominion Resources ................................244,100    11,411,675
 Enron .............................................136,200     7,771,913
 Southern ..........................................188,400     5,475,375
 Texas Utilities ...................................244,600    11,419,763
+Williams ..........................................297,000     9,262,688
                                                              -----------
                                                               45,341,414
                                                              -----------
 Miscellaneous-5.40%
 Pitney Bowes ......................................278,900    18,424,831
 Tenneco ...........................................378,800    12,902,875
                                                              -----------
                                                               31,327,706
                                                              -----------
 Total Common Stock
 (cost $509,648,621) ...............................          568,038,500
                                                              -----------

                                                          Decatur Total Return-3

Decatur Total Return Series
Statement of Net Assets (Continued)
                                                              Principal                 Market
                                                               Amount                   Value

REPURCHASE AGREEMENTS-1.78%
With Chase Manhattan 4.50%
   1/4/99 (dated 12/31/98,
   collateralized by $2,663,000
   U.S. Treasury Notes 7.875%
   due 8/15/01, market value
   $2,954,359) ..........................................    $2,895,000             $  2,895,000
With J.P. Morgan Securities
   4.75% 1/4/99 (dated 12/31/98,
   collateralized by $3,693,000
   U.S. Treasury Notes 5.75%
   due 10/31/00, market value
   $3,798,106) ..........................................     3,720,000                3,720,000

                                                             Principal                    Market
                                                               Amount                     Value
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 4.85%
  1/4/99 (dated 12/31/98,
  collateralized by $809,000
  U.S. Treasury Notes 7.75%
  due 12/31/99, market value
  $834,077 and $1,132,000 U.S.
  Treasury Notes 7.75% due 1/31/00,
  market value $1,205,112 and
  $1,136,000 U.S. Treasury Notes
  6.25% due 8/31/00, market value
  $1,189,602 and $542,000 U.S.
  Treasury Notes 6.50% due
  5/31/01, market value $567,433) .......................    $3,719,000             $  3,719,000
                                                                                    ------------
Total Repurchase Agreements
   (cost $10,334,000) ...................................                             10,334,000
                                                                                    ------------

TOTAL MARKET VALUE OF SECURITIES-99.73% (cost $519,982,621) .....................   $578,372,500

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.27% ...........................      1,534,197
                                                                                    ------------
NET ASSETS APPLICABLE TO 29,856,557 SHARES ($0.01 PAR VALUE) OUTSTANDING;
   EQUIVALENT TO $19.42 PER SHARE-100.00% .......................................   $579,906,697
                                                                                    ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000 shares authorized to
the Fund with 50,000,000 shares allocated to the Series..........................   $476,116,153
Undistributed net investment income .............................................      1,818,869
Accumulated net realized gain on investments.....................................     43,581,796
Net unrealized appreciation of investments ......................................     58,389,879
                                                                                    ------------
Total net assets ................................................................   $579,906,697
                                                                                    ============

------------------
+Security is partially or fully on loan.

ADR-American Depository Receipt

                               See accompanying notes


                                                          Decatur Total Return-4

Delaware Group Premium Fund, Inc.-
Decatur Total Return Series
Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Dividends ........................................   $ 12,937,962
Interest .........................................        760,320
                                                     ------------
                                                       13,698,282
                                                     ------------

EXPENSES:
Management fees ..................................      3,018,521
Accounting and administration ....................        198,278
Professional fees ................................         71,825
Reports and statements to shareholders ...........         70,923
Registration fees ................................         69,542
Taxes (other than taxes on income) ...............         47,069
Custodian fees ...................................         12,520
Dividend disbursing and transfer agent
   fees and expenses .............................          9,000
Directors' fees ..................................          6,649
Other ............................................         77,069
                                                     ------------
Total expenses ...................................      3,581,396
                                                     ------------

NET INVESTMENT INCOME ............................     10,116,886
                                                     ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain on investments .................     43,739,574
Net change in unrealized appreciation /
   depreciation of investments ...................     (3,304,465)
                                                     ------------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS ...........................     40,435,109
                                                     ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .....................   $ 50,551,995
                                                     ============
                             See accompanying notes

Delaware Group Premium Fund, Inc.-
Decatur Total Return Series
Statements of Changes in Net Assets

                                                      Year Ended    Year Ended
                                                       12/31/98      12/31/97
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ............................   $ 10,116,886  $  5,543,484
Net realized gain on investments .................     43,739,574    23,181,744
Net change in unrealized appreciation /
   depreciation of investments ...................     (3,304,465)   40,216,861
                                                     ------------  ------------
Net increase in net assets resulting from
   operations ....................................     50,551,995    68,942,089
                                                     ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................     (8,876,285)   (5,726,790)
Net realized gain on investments .................    (23,162,228)  (14,788,457)
                                                     ------------  ------------
                                                      (32,038,513)  (20,515,247)
                                                     ------------  ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ........................    180,559,930   187,531,270
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments ...........................     32,038,513    20,515,247
                                                     ------------  ------------
                                                      212,598,443   208,046,517
Cost of shares repurchased .......................    (52,607,198)  (21,717,966)
                                                     ------------  ------------
Increase in net assets derived from capital
   share transactions ............................    159,991,245   186,328,551
                                                     ------------  ------------

NET INCREASE IN NET ASSETS .......................    178,504,727   234,755,393
                                                     ------------  ------------

NET ASSETS:
Beginning of year ................................    401,401,970   166,646,577
                                                     ------------  ------------
End of year ......................................   $579,906,697  $401,401,970
                                                     ============  ============
                             See accompanying notes

                                                          Decatur Total Return-5

Delaware Group Premium Fund, Inc.-Decatur Total Return Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                Year Ended December 31,
                                                               1998         1997         1996        1995         1994
                                                             -----------------------------------------------------------

Net asset value, beginning of year ........................  $ 18.800     $ 15.980     $ 14.830     $11.480      $12.510

Income (loss) from investment operations:
Net investment income .....................................     0.361        0.324        0.377       0.416        0.412
Net realized and unrealized gain (loss) on investments ....     1.636        4.216        2.398       3.574       (0.422)
                                                             --------     --------     --------     -------      -------
Total from investment operations ..........................     1.997        4.540        2.775       3.990       (0.010)
                                                             --------     --------     --------     -------      -------
Less dividends and distributions:
Dividends from net investment income ......................    (0.327)      (0.370)      (0.420)     (0.430)      (0.420)
Distributions from net realized gain on investments .......    (1.050)      (1.350)      (1.205)     (0.210)      (0.600)
                                                             --------     --------     --------     -------      -------
Total dividends and distributions .........................    (1.377)      (1.720)      (1.625)     (0.640)      (1.020)
                                                             --------     --------     --------     -------      -------

Net asset value, end of year ..............................   $19.420     $ 18.800     $ 15.980     $14.830      $11.480
                                                             ========     ========     ========     =======      =======
Total return ..............................................     11.35%       31.00%       20.72%      36.12%       (0.20%)

Ratios and supplemental data:
Net assets, end of year (000 omitted) .....................  $579,907     $401,402     $166,647    $109,003      $72,725
Ratio of expenses to average net assets ...................      0.71%        0.71%        0.67%       0.69%        0.71%
Ratio of net investment income to average net assets ......      2.00%        2.02%        2.66%       3.24%        3.63%
Portfolio turnover ........................................        81%          54%          81%         85%          91%

                             See accompanying notes

                                                          Decatur Total Return-6

Delaware Group Premium Fund, Inc.-Decatur Total Return Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the Decatur Total Return Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Decatur Total Return Series will make payments from net investment income quarterly and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.60% of the average daily net assets of the Series, less the fees paid to the unaffiliated directors.

DMC has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.80% of average daily net assets of the Series through April 30, 1999. No reimbursement was due for the year ended December 31, 1998.

                                                          Decatur Total Return-7

Decatur Total Return Series
Notes to Financial Statements (Continued)


The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                                 Dividend disbursing
       Investment                                  transfer agent,
       management                                  accounting fees
     fee payable to                              and other expenses
          DMC                                      payable to DSC
  --------------------                           ------------------
       $183,612                                        $20,076

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

 Purchases ................   $529,741,970
 Sales ....................   $393,176,423

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                                                                                Aggregate             Aggregate
                                                             Cost of           unrealized            unrealized       Net unrealized
                                                            investments       appreciation          depreciation       appreciation
                                                           ------------       ------------          ------------      --------------
                                                           $520,269,948        $84,653,404          ($26,550,852)      $58,102,552

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                                             Shares issued upon
                                                                       reinvestment of distributions
                                                                            from net investment
                                                                          income and net realized      Shares              Net
                                                           Shares sold       gain on investments     repurchased         increase
                                                           ----------- ----------------------------- -----------         --------
Year ended December 31, 1998 ........................        9,550,511           1,783,160            (2,829,984)        8,503,687
Year ended December 31, 1997 ........................       10,893,570           1,321,652            (1,289,152)       10,926,070

5. Securities Lending
The Series may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at December 31, 1998 were as follows:

            Market value of                    Market value of
           securities on loan                     collateral
           ------------------                  ---------------
               $26,530,685                        $26,480,706

Net income from securities lending activities for the year ended December 31, 1998 was $88,424 and is included in interest income on the statement of operations.

                                                          Decatur Total Return-8

Delaware Group Premium Fund, Inc.-Decatur Total Return Series
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-Decatur Total Return Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-Decatur Total Return Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-Decatur Total Return Series at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                        /s/ Ernst & Young LLP
                                                        ---------------------
                                                          Ernst & Young LLP

Philadelphia, Pennsylvania
February 5, 1999

                                                          Decatur Total Return-9

FOR INCOME

Delchester Series

Investment Strategy and Performance in 1998
   High-yield bond market performance in the middle of fiscal 1998 closely followed the equity market's decline. Erosion of equity values in late summer, combined with dramatically heightened volatility, quickly altered conditions in the high-yield market.
   Delchester Series had a disappointing total return of -1.83% (capital change plus reinvestment of distributions) for the 12 months ended December 31, 1998, underperforming its benchmark Salomon SmithBarney High-Yield Bond Index, which returned +4.43%. We replaced the Merrill Lynch High Yield Bond Index with the Salomon SmithBarney High Yield Bond Index because unlike the Merrill Index, the Salomon SmithBarney Index does not include significant holdings of zero coupon bonds which do not make cash payments. We do not tend to invest very much of our assets in these types of bonds, so the Salomon SmithBarney Index is representative of our strategy.
   Concerns about Asia's troubled economies and Russia's loan default led to increased investor sensitivity to credit risk in 1998. As a result, investors pumped large amounts of cash into U.S. Treasuries in August to shield themselves from extreme price volatility in the marketplace. This caused a liquidity drought in the high-yield bond market, which resulted in a loss in principal value for the Series' holdings.
   After the Federal Reserve lowered interest rates this past fall, liquidity in many high-yield issues improved. High-yield bond prices moved slightly higher by year end which helped the Series regain some of its earlier losses.
   Delchester Series invests in high yielding, higher risk bonds with a primary focus on bonds rated B and BB--the higher quality tiers of the high-yield, non-investment grade bond market. The BB segment, due to its relatively higher credit quality and greater interest-rate sensitivity, fared better than other credit quality sectors within the high-yield market. The Series' holdings had a bias toward bonds rated B, with the balance in bonds rated BB.

Portfolio Snapshot
   Performance in individual sectors of the high-yield market varied widely in 1998 according to global economic exposure and near-term reliance on the capital markets for future funding. Cyclical companies (representing 7.94% of the Series' net assets at year end) performed poorly. Consumer-related companies--cable and media, home builders, lodging and utilities companies--did quite well. We held 9.88% of net assets in consumer stocks.
   Slowing economies worldwide have reduced the demand for many commodities. As a result, high-yield issuers in the metals and mining and paper industries posted negative double-digit returns in 1998. The Series held approximately 5.69% of net assets in these two sectors.
   Illiquid conditions in 1998 temporarily halted new debt issuance. As the Fed lowered interest rates in the fall, this enabled corporations to sell new bonds; however, new issuance so late in the year did not keep up with renewed investor demand. This imbalance pushed high-yield bond prices modestly higher, pushing yields down as a result.

Investment Outlook
   While changing economic tides have increased investors' risk sensitivity, underlying credit quality is unchanged. The default rate has moved slightly above its low, but it is still well below the historical average of 3.4%.
   Additionally, credit agencies have downgraded their ratings on less than 6% of net issuers, further suggesting to us that a material decline in relative credit quality has not occurred. Indications point to the U.S. economy slowing, but clear signs of underlying weakness have yet to appear.
   Over time, illiquid and volatile markets ultimately lead to swelling mutual fund cash balances. We believe this, combined with a lack of new supply, will propel the high-yield market forward as historically high-yield premiums eventually attract more investors.

--------------------------------------------------------------------------------

Delchester Series Investment Objective
Seeks as high a level of current income as possible. It attempts to achieve its objective by investing in rated and unrated corporate bonds, including higher risk, non-investment grade bonds, U.S. government securities and commercial paper.

--------------------------------------------------------------------------------

                                                                    Delchester-1

Growth of a $10,000 Investment
January 1, 1989 through
December 31, 1998


                                        Merrill Lynch High Yield Bond Index           Salomon SmithBarney
                    Delchester Series                                          Cash Pay High-Yield Bond Index
  12/31/88               $10,000                     $10,000                                 $10,000
  12/31/89               $10,462                     $10,424                                 $10,107
  12/31/90               $ 9,718                     $ 9,970                                 $ 9,396
  12/31/91               $13,365                     $13,418                                 $12,611
  12/31/92               $15,160                     $15,855                                 $14,919
  12/31/93               $17,641                     $18,579                                 $17,511
  12/31/94               $17,135                     $18,699                                 $17,368
  12/31/95               $19,791                     $22,422                                 $20,710
  12/31/96               $22,318                     $24,903                                 $22,956
  12/31/97               $25,359                     $28,035                                 $25,964
  12/31/98               $24,898                     $29,050                                 $27,113

                      Delchester Series
                Average Annual Total Returns
                ----------------------------
10 Years                                           +9.55%
Five Years                                         +7.14%
One Year                                           -1.83%
           For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in the Delchester Series, the Salomon SmithBarney Cash Pay High-Yield Bond Index and the Merrill Lynch High Yield Bond Index for the 10-year period from January 1, 1989 through December 31, 1998. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                                    Delchester-2

Delaware Group Premium Fund, Inc.-Delchester Series
Statement of Net Assets
December 31,1998
                                                       Principal        Market
                                                        Amount          Value
  CORPORATE BONDS-85.12%
  Aerospace & Defense-0.45%
  Federal Data sr sub nts
   10.125% 8/1/05 ..............................      $  550,000      $  544,500
                                                                      ----------
                                                                         544,500
                                                                      ----------
  Automobiles & Automotive Parts-2.48%
  ADV Accessory/AAS Capital sr sub nts
   9.75% 10/1/07 ...............................         650,000         650,000
  Hayes Lemmerz International co
   guarantee 8.25% 12/15/08 ....................         500,000         500,000
  Newcor co guarantee 9.875% 3/1/08 ............         450,000         429,750
  Special Devices sr sub nts
   11.375% 12/15/08 ............................         200,000         203,500
  Stanadyne Automotive sr sub nts
   10.25% 12/15/07 .............................         800,000         816,000
  Talon Automotive Group sr sub nts
   9.625% 5/1/08 ...............................         400,000         394,000
                                                                      ----------
                                                                       2,993,250
                                                                      ----------
  Banking, Finance & Insurance-0.95%
  American Banknote unsec sr sub nts
   11.25% 12/1/07 ..............................       1,500,000       1,065,000
  Western Financial Bank sub debs
   8.875% 8/1/07 ...............................         100,000          79,750
                                                                      ----------
                                                                       1,144,750
                                                                      ----------
  Buildings & Materials-2.73%
  American Builders and Contractors sr
   unsec sub nts 10.625% 5/15/07 ...............         225,000         212,625
  Clark Materials Handling unsec sr nts
   10.75% 11/15/06 .............................         500,000         515,000
  Collins & Aikman sr sub nts
   10.00% 1/15/07 ..............................         350,000         366,188
  Nortek sr nts 9.25% 3/15/07 ..................         500,000         518,750
  Safelite Glass sr sub nts
   9.875% 12/15/06 .............................         500,000         465,000
  WESCO Distribution co guarantee
   9.125% 6/1/08 ...............................         750,000         762,188
 +WESCO International sr disc nts
  11.125% 6/1/08 ...............................         750,000         450,000
                                                                      ----------
                                                                       3,289,751
                                                                      ----------
  Cable, Media & Publishing-4.81%
  Amtran co guarantee 9.625% 12/15/05 ..........         250,000         250,000
 +Falcon Holding Group debs
   9.285% 4/15/10 ..............................       1,100,000         759,000
  Mail-Well sr sub nts 8.75% 12/15/08 ..........       1,000,000       1,005,000
  Northland Cable Television sr sub nts
   10.25% 11/15/07 .............................         550,000         580,250
  Pathnet sr nts 12.25% 4/15/08 ................         300,000         210,000
  Pegasus Communications sr nts
   9.625% 10/15/05 .............................         250,000         250,000
  PREMIER GRAPHICS sr nts
   11.50% 12/1/05 ..............................         400,000         400,500
 +PX Escrow sr disc nts 9.625% 2/1/06 ..........       1,250,000         692,188
 +Radio Unica sr disc nts 11.75% 8/1/06 ........         500,000         270,625

                                                       Principal        Market
                                                        Amount          Value
  CORPORATE BONDS (Continued)
  Cable, Media & Publishing (Continued)
  Sullivan Graphics sr sub nts
    12.75% 8/1/05 ................................     $  250,000     $  255,000
 +21st Century Telecom Group sr
    disc nts 12.25% 2/15/08 ......................        900,000        379,125
 +United International Holdings sr disc nts
   10.75% 2/15/08 ................................      1,400,000        756,000
                                                                      ----------
                                                                       5,807,688
                                                                      ----------
  Chemicals-3.60%
  Aqua Chemical sr sub nts
   11.25% 7/1/08 .................................        800,000        760,000
  Brunner Mond Group sr sub nts
   11.00% 7/15/08 ................................        400,000        372,000
  Geo Specialty Chemicals sr sub nts
   10.125% 8/1/08 ................................        200,000        195,000
  Huntsman sr sub nts 9.50% 7/1/07 ...............        400,000        401,000
  Koppers Industries unsec sr sub nts
   9.875% 12/1/07 ................................        500,000        490,000
  LaRoche Industries sr sub nts
   9.50% 9/15/07 .................................      1,500,000      1,365,000
  PCI Chemical Canada guaranteed
   sub nts 9.25% 10/15/07 ........................         50,000         40,438
 +Sterling Chemical sr disc nts
   13.50% 8/15/08 ................................      1,775,000        727,750
                                                                      ----------
                                                                       4,351,188
                                                                      ----------
  Computers & Technology-1.57%
 +Cellnet Data Systems sr disc nts
   14.00% 10/1/07 ................................      1,000,000        510,000
  PSINet sr nts 10.00% 2/15/05 ...................      1,040,000      1,029,600
  PSINet sr nts 11.50% 11/1/08 ...................        100,000        104,000
  Statia Terminals mtg nts
   11.75% 11/15/03 ...............................        250,000        252,500
                                                                      ----------
                                                                       1,896,100
                                                                      ----------
  Consumer Products-5.85%
  Desa International sr sub nts
   9.875% 12/15/07 ...............................      1,115,000        847,400
  Drypers sr nts 10.25% 6/15/07 ..................        500,000        481,250
  EV International sr sub nts
   11.00% 3/15/07 ................................      1,000,000        900,000
  French Fragrance sr nts
   10.375% 5/15/07 ...............................      1,000,000        998,750
  Home Interiors and Gifts sr sub nts
   10.125% 6/1/08 ................................      1,150,000      1,138,500
  Iron Age co guarantee 9.875% 5/1/08 ............      1,000,000        912,500
 +Iron Age sr disc nts 12.125% 5/1/09 ............        500,000        270,000
  Prime Succession Acquisition sr sub nts
   10.75% 8/15/04 ................................        200,000        196,250
  Riddell Sports sr unsec sub nts
   10.50% 7/15/07 ................................        400,000        380,000
  Spinnaker Industries sr nts
   10.75% 10/15/06 ...............................        300,000        261,000
  Telex Communications sr sub nts
   10.50% 5/1/07 .................................        750,000        674,063
                                                                      ----------
                                                                       7,059,713
                                                                      ----------

                                                                    Delchester-3

Delchester Series
Statement of Net Assets (Continued)
                                                       Principal        Market
                                                        Amount          Value
  CORPORATE BONDS (Continued)
  Electronics & Electrical Equipment-0.56%
  Elgar Holdings co guarantee
   9.875% 2/1/08 .................................     $  200,000     $  184,000
  Phase Metrics co guarantee
   10.75% 2/1/05 .................................        700,000        493,500
                                                                      ----------
                                                                         677,500
                                                                      ----------
  Energy-4.33%
  Abraxas Petro co guarantee
   11.50% 11/1/04 ................................        150,000        115,500
  First Wave Marine sr nts
   11.00% 2/1/08 .................................      1,100,000      1,034,000
  Michael Petroleum sr nts
   11.50% 4/1/05 .................................        400,000        280,000
  Outboard Marine sr nts
   10.75% 6/1/08 .................................        850,000        833,000
  Panaco unsec sr sub nts
   10.625% 10/1/04 ...............................        850,000        646,000
  Rutherford-Moran Oil sr sub nts
   10.75% 10/1/04 ................................        750,000        862,500
  TransAmerican Energy sr nts
   11.50% 6/15/02 ................................        250,000         95,000
 +TransAmerican Energy sr disc nts
   13.00% 6/15/02 ................................      1,000,000        340,000
  TransAmerican Refining units
   16.00% 6/30/03 ................................      1,000,000        420,000
 +Universal Compression sr disc nts
   9.875% 2/15/08 ................................      1,000,000        600,000
                                                                      ----------
                                                                       5,226,000
                                                                      ----------
  Enviromental Services-0.23%
  Hydrochem Industrial Services sr sub nts
   10.375% 8/1/07 ................................        275,000        273,625
                                                                      ----------
                                                                         273,625
                                                                      ----------
  Food, Beverage & Tobacco-5.30%
  Albecca sr sub nts 10.75% 8/15/08 ..............        500,000        510,000
  Ameriserve Food sr sub nts
   10.125% 7/15/07 ...............................      1,000,000        910,000
  Carrols sr sub nts 9.50% 12/1/08 ...............      1,000,000      1,020,000
  Core-Mark International sr sub nts
   11.375% 9/15/03 ...............................        200,000        204,000
 +Del Monte Foods sr disc nts
   12.50% 12/15/07 ...............................      2,050,000      1,435,000
  DiGiorgio sr nts 10.00% 6/15/07 ................        775,000        724,625
 +Electronic Retailing Systems sr disc nts
   13.25% 2/1/04 .................................        500,000        182,500
  Favorite Brands sr nts 10.75% 5/15/06 ..........        800,000        656,000
  Fresh Foods co guarantee
   10.75% 6/1/06 .................................        800,000        760,000
                                                                      ----------
                                                                       6,402,125
                                                                      ----------
  Healthcare & Pharmaceuticals-2.99%
 +Alaris Medical sr disc nts
   11.125% 8/1/08 ................................      1,000,000        560,000
  Alliance Imaging sr sub nts
   9.625% 12/15/05 ...............................        600,000        591,000
                                                        Principal        Market
                                                          Amount         Value
 CORPORATE BONDS (Continued)
 Healthcare & Pharmaceuticals (Continued)
  Dynacare sr nts 10.75% 1/15/06 .................     $  500,000     $  505,000
 Insight Health Services co guarantee
  9.625% 6/15/08 .................................      1,000,000        970,000
 Kinetic Concepts sr sub nts
  9.625% 11/1/07 .................................      1,000,000        986,250
                                                                      ----------
                                                                       3,612,250
                                                                      ----------
 Industrial Machinery-3.86%
 AEP Industries sr sub nts
  9.875% 11/15/07 ................................        150,000        151,500
 Burke Industries unsec sr nts
  10.00% 8/15/07 .................................        500,000        492,500
 Cambridge Industries sr sub nts
  10.25% 7/15/07 .................................        800,000        692,000
 Grove Worldwide sr sub nts
  9.25% 5/1/08 ...................................      1,050,000        971,250
 Motors and Gears sr nts
  10.75% 11/15/06 ................................        200,000        210,750
 Nationsrent sr sub nts
  10.375% 12/15/08 ...............................        250,000        250,000
 Republic Engineered Steel mtg nts
  9.875% 12/15/01 ................................      1,250,000      1,284,375
 Safety Components International
  sr sub nts 10.125% 7/15/07 .....................        600,000        605,250
                                                                      ----------
                                                                       4,657,625
                                                                      ----------
 Leisure, Lodging & Entertainment-2.95%
+Aladdin Gaming units 13.50% 3/1/10 ..............      1,250,000        350,000
  HMH Properties sr nts 8.45% 12/1/08 ............        825,000        828,094
+Premier Parks sr disc nts
  10.00% 4/1/08 ..................................      1,200,000        816,000
 Silver Cinemas sr sub nts
  10.50% 4/15/05 .................................        600,000        444,000
 United Artists Theatre sr sub nts
  9.75% 4/15/08 ..................................      1,175,000      1,128,000
                                                                      ----------
                                                                       3,566,094
                                                                      ----------
 Metals & Mining-4.36%
 Commonwealth Aluminum sr sub nts
  10.75% 10/1/06 .................................        200,000        200,250
 Doe Run Resources co guarantee
  11.25% 3/15/05 .................................      1,200,000        930,000
 Great Lakes Carbon co guarantee
  10.25% 5/15/08 .................................        750,000        760,313
 Jorgensen Earle sr nts 9.50% 4/1/05 .............      1,300,000      1,241,500
 Metallurg co guarantee
  11.00% 12/1/07 .................................      1,250,000      1,198,438
 Ormet co guarantee 11.00% 8/15/08 ...............        500,000        477,500
 P & L Coal Holdings sr sub nts
  9.625% 5/15/08 .................................        450,000        457,875
                                                                      ----------
                                                                       5,265,876
                                                                      ----------
 Packaging & Containers-2.78%
 Gaylord Container sr nts
  9.75% 6/15/07 ..................................        550,000        467,500
 Gaylord Container sr nts
  9.875% 2/15/08 .................................        800,000        544,000

                                                                    Delchester-4

Delchester Series
Statement of Net Assets (Continued)

                                                        Principal        Market
                                                          Amount         Value
 CORPORATE BONDS (Continued)
 Packaging & Containers (Continued)
+Graham Packaging/GPC Capital
  sr disc nts 10.75% 1/15/09 .....................     $1,000,000     $  695,000
 Riverwood International unsec sr sub nts
   10.875% 4/1/08 ................................      1,800,000      1,647,000
                                                                      ----------
                                                                       3,353,500
                                                                      ----------
 Paper & Forest Products-1.33%
 Fibermark sr nts 9.375% 10/15/06 ................        400,000        405,000
 MAXXAM Group sr sec nts
   12.00% 8/1/03 .................................        600,000        609,000
 US Office Products sr sub nts
   9.75% 6/15/08 .................................        900,000        594,000
                                                                      ----------
                                                                       1,608,000
                                                                      ----------
 Retail-4.80%
 Advance Stores sr sub nts
   10.25% 4/15/08 ................................        800,000        812,000
 Fleming sr sub nts 10.50% 12/1/04 ...............      1,750,000      1,671,250
 Frank's Nursery & Crafts sr sub nts
   10.25% 3/1/08 .................................        800,000        794,000
 Jitney-Jungle Stores unsec sr sub nts
   10.375% 9/15/07 ...............................      1,300,000      1,342,250
 Leslie's Poolmart sr nts
   10.375% 7/15/04 ...............................        500,000        520,000
 Petro Stopping Centers sr nts
   10.50% 2/1/07 .................................        250,000        262,500
 Sonic Automotive sr sub nts
   11.00% 8/1/08 .................................        400,000        388,000
                                                                      ----------
                                                                       5,790,000
                                                                      ----------
 Telecommunications-18.17%
 AMSC Acquisition sr nts
   12.25% 4/1/08 .................................        950,000        608,000
 Arch Communications sr nts
   12.75% 7/1/07 .................................      1,000,000      1,000,000
 BTI Telecom sr nts 10.50% 9/15/07 ...............      1,500,000      1,230,000
+Call-Net Enterprises sr disc nts
  8.94% 8/15/08 ..................................      1,000,000        585,000
 Caprock Communications sr nts
   12.00% 7/15/08 ................................      1,500,000      1,425,000
 Convergent Communication units
   13.00% 4/1/08 .................................        500,000        440,000
+DTI Holdings sr disc nts
  12.50% 3/1/08 ..................................      1,250,000        318,750
+Econophone sr disc nts 11.00% 2/15/08 ...........        800,000        384,000
+FirstWorld Communication units
  13.00% 4/15/08 .................................      1,500,000        465,000
 Global Crossing co guarantee
  9.625% 5/15/08 .................................        600,000        637,500
+GST USA sr disc nts 13.875% 12/15/05 ............      1,000,000        730,000
 Jacor Communications unsec sr sub nts
  9.75% 12/15/06 .................................        500,000        555,000
+KMC Telecom Holdings sr disc nts
  12.50% 2/15/08 .................................      1,500,000        723,750
+McCaw International sr disc nts
  13.00% 4/15/07 .................................        600,000        330,000
                                                        Principal        Market
                                                          Amount         Value
 CORPORATE BONDS (Continued)
 Telecommunications (Continued)
 Metrocall unsec sr sub nts
  10.375% 10/1/07 ..............................     $ 1,475,000     $ 1,517,406
 Metromedia Fiber sr nts
  10.00% 11/15/08 ..............................         350,000         362,688
+MetroNet Communications sr disc nts
  9.95% 6/15/08 ................................       1,200,000         741,000
+NEXTEL Communications sr disc nts
  9.95% 2/15/08 ................................       2,400,000       1,446,000
+NextLink Communications sr disc nts
  9.45% 4/15/08 ................................         700,000         400,750
 Nextlink Communications sr nts
  9.625% 10/1/07 ...............................         500,000         483,750
 NextLink Communications sr nts
  10.75% 11/15/08 ..............................         600,000         616,500
+RCN sr disc nts 9.80% 2/15/08 .................       1,900,000       1,026,000
+RCN sr disc nts
  11.125% 10/15/07 .............................       2,750,000       1,608,750
 RCN sr nts 10.00% 10/15/07 ....................         200,000         192,000
+Rhythms Netconnections units
  13.50% 5/15/08 ...............................       1,400,000         686,000
 Splitrock Services units
  11.75% 7/15/08 ...............................         400,000         362,000
+Teligent sr disc nts 11.50% 3/1/08 ............       1,750,000         857,500
 Teligent sr nts 11.50% 12/1/07 ................       1,300,000       1,222,000
 USA Mobile Communication sr nts
  14.00% 11/1/04 ...............................         500,000         525,000
+Viatel units 12.50% 4/15/08 ...................         775,000         453,375
                                                                     -----------
                                                                      21,932,719
                                                                     -----------
 Textiles, Apparel & Furniture-0.66%
 Globe Manufacturing sr sub nts
  10.00% 8/1/08 ................................         550,000         500,500
 Scovill Fasteners sr unsec nts
  11.25% 11/30/07 ..............................         300,000         299,250
                                                                     -----------
                                                                         799,750
                                                                     -----------
 Transportation & Shipping-3.75%
 American Reefer mtg nts
  10.25% 3/1/08 ................................         350,000         222,250
 Ameriking sr nts 10.75% 12/1/06 ...............         450,000         470,250
 Atlas Air sr nts 9.25% 4/15/08 ................         750,000         749,063
 Atlas Air sr nts 9.375% 11/15/06 ..............         500,000         509,375
 Continental Airlines nts 8.00% 12/15/05 .......         500,000         499,375
 Eletson Holdings mtg nts
  9.25% 11/15/03 ...............................         430,000         423,550
 Holt Group sr nts 9.75% 1/15/06 ...............       1,000,000         700,000
 Millenium Seacarriers units
  12.00% 7/15/05 ...............................         200,000         168,000
 Navigator Gas Transport nts
  10.50% 6/30/07 ...............................         400,000         348,000
 Navigator Gas Transport units
  12.00% 6/30/07 ...............................         400,000         432,000
                                                                     -----------
                                                                       4,521,863
                                                                     -----------
 Utilities-0.98%
 Trench Electric & Trench co guarantee
  10.25% 12/15/07 ..............................       1,250,000       1,178,125
                                                                     -----------
                                                                       1,178,125
                                                                     -----------
                                                                    Delchester-5

Delchester Series
Statement of Net Assets (Continued)
                                                        Principal        Market
                                                          Amount         Value
 CORPORATE BONDS (Continued)
 Miscellaneous-5.63%
 Accuride sr sub nts 9.25% 2/1/08 ............     $  1,000,000     $  1,020,000
 Allied Waste NA sr nts
  7.875% 1/1/09 ..............................          800,000          813,000
 AXIA co guarantee 10.75% 7/15/08 ............          300,000          304,500
 Comforce Operating sr nts
  12.00% 12/1/07 .............................          450,000          455,625
 Derby Cycle/Lyon sr nts
  10.00% 5/15/08 .............................        1,300,000        1,235,000
 Eagle-Picher Industries co guarantee
  9.375% 3/1/08 ..............................        1,000,000          960,000
 Indesco International sr sub nts
  9.75% 4/15/08 ..............................          500,000          467,500
 Perry-Judd co guarantee
  10.625% 12/15/07 ...........................          500,000          525,000
 Protection One sr sub nts
  8.125% 1/15/09 .............................          200,000          200,500
+Spin Cycle units 12.75% 5/1/05 ..............          500,000          270,000
+Thermadyne Holdings debs
  12.50% 6/1/08 ..............................          500,000          245,625
 United Rentals sr sub nts
  9.25% 1/15/09 ..............................          300,000          303,000
                                                                    ------------
                                                                       6,799,750
                                                                    ------------
 Total Corporate Bonds
  (cost $113,246,222) ........................                       102,751,742
                                                                    ------------
PREFERRED STOCK-1.70%
 Dobson Communications pik .....................             273       $ 273,220
*Eagle-Picher Holdings .........................              90         441,000
 El Paso Electric pik ..........................           6,993         728,122
 Nebco Evans Holding pik .......................           4,339         291,797
 Pegasus Communications pik ....................              65          61,891
 Pegasus Communications Unit ...................             250         245,000
                                                                    ------------
 Total Preferred Stock
  (cost $2,231,876) ............................                       2,041,030
                                                                    ------------

 CONVERTIBLE PREFERRED STOCK-0.35%
 E. Spire Communications pik ...................             736         426,739
                                                                    ------------
 Total Convertible Preferred Stock
  (cost $752,919) ..............................                         426,739
                                                                    ------------

 RIGHTS AND WARRANTS-0.06%
*American Banknote .............................           1,500          15,000
*American Mobile Satellite .....................             950           3,685
*Cellnet Data Systems ..........................           1,000          25,000
*DTI Holdings ..................................           1,250             624
*Electronic Retailing System ...................             500           2,500
*Gothic Energy .................................           1,400           1,400
*KMC Telecom Holdings ..........................           1,500           5,624
*Nextel International ..........................             300             150
*Pathnet .......................................             300           3,000
*Terex-Appreciation ............................             800          16,000
                                                                    ------------
 Total Rights and Warrants
  (cost $106,717) ..............................                          72,983
                                                                    ------------
                                                                    Delchester-6

Delchester Series
Statement of Net Assets (Continued)

                                                   Principal            Market
                                                     Amount             Value
REPURCHASE AGREEMENTS-10.99%
With Chase Manhattan 4.50% 1/4/99 (dated
 12/31/98, collateralized by $3,418,000
 U.S. Treasury Notes 7.875%
 due 8/15/01, market value
 $3,791,437) ...................................   $3,715,000      $  3,715,000
With J.P. Morgan Securities
 4.75% 1/4/99 (dated 12/31/98,
 collateralized by $4,739,000
 U.S. Treasury Notes 5.75%
 due 10/31/00, market value
 $4,874,248) ...................................    4,774,000         4,774,000

REPURCHASE AGREEMENTS (Continued)
With PaineWebber 4.85% 1/4/99
   (dated 12/31/98, collateralized by
   $1,038,000 U.S. Treasury Notes 7.75%
   due 12/31/99, market value
   $1,070,401 and $1,452,000
   U.S. Treasury Notes 7.75%
   due 1/31/00, market value
   $1,546,564 and $1,458,000
   U.S. Treasury Notes 6.25%
   due 8/31/00, market value
   $1,526,660 and $695,000
   U.S. Treasury Notes 6.50%
   due 5/31/01, market value
   $728,208) ...................................   $4,773,000      $  4,773,000
                                                                   ------------
Total Repurchase Agreements
   (cost $13,262,000)                                                13,262,000
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES-98.22% (cost $129,599,734) ..     $118,554,494

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-1.78% ........        2,153,778
                                                                   ------------

NET ASSETS APPLICABLE TO 14,264,527 SHARES ($0.01 PAR VALUE)
  OUTSTANDING; EQUIVALENT TO $8.46 PER SHARE-100.00% .........     $120,708,272
                                                                   ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000 shares
authorized to the Fund with 50,000,000 shares allocated
to the Series ................................................     $132,213,364
Undistributed net investment income ..........................          118,123
Accumulated net realized loss on investments .................         (577,975)
Net unrealized depreciation of investments ...................      (11,045,240)
                                                                   ------------
Total net assets .............................................      $120,708,272
                                                                   =============

--------------
*Non-income producing security for the year ended December 31 ,1998.
+Zero coupon security as of December 31, 1998. The coupon shown is the step up rate.

Summary of Abbreviations:
co guarantee - company guaranteed
debs - debentures
disc - discount
mtg - mortgage
nts- notes
pik - payment in kind
sr - senior
sub-subordinated
unsec- unsecured

                             See accompanying notes
                                                                    Delchester-7

Delaware Group Premium Fund, Inc.-
Delchester Series
Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Interest ..................................................        $ 11,758,269
Dividends .................................................             406,247
                                                                   ------------
                                                                     12,164,516
                                                                   ------------

EXPENSES:
Management fees ...........................................             689,099
Accounting and administration .............................              45,308
Professional fees .........................................              13,120
Taxes (other than taxes on income) ........................              10,649
Reports and statements to shareholders ....................               7,396
Registration fees .........................................               6,610
Custodian fees ............................................               4,569
Dividend disbursing and transfer agent
 fees and expenses ........................................               3,802
Directors' fees ...........................................               2,139
Other .....................................................              23,544
                                                                   ------------
Total expenses ............................................             806,236
                                                                   ------------

NET INVESTMENT INCOME .....................................          11,358,280
                                                                   ------------

NET REALIZED AND UNREALIZED
 LOSS ON INVESTMENTS:
Net realized loss on investments ..........................            (577,975)
Net change in unrealized appreciation /
 depreciation of investments ..............................         (13,468,140)
                                                                   ------------
NET REALIZED AND UNREALIZED
 LOSS ON INVESTMENTS ......................................         (14,046,115)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ...............................................        ($ 2,687,835)
                                                                   ============

                             See accompanying notes

Delaware Group Premium Fund, Inc.-
Delchester Series
Statements of Changes in Net Assets

                                                   Year Ended       Year Ended
                                                    12/31/98         12/31/97
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income ........................   $  11,358,280    $   7,487,122
Net realized gain (loss) on investments ......        (577,975)       3,130,833
Net change in unrealized appreciation /
   depreciation of investments ...............     (13,468,140)        (168,776)
                                                 -------------    -------------
Net increase (decrease) in net assets
   resulting from operations .................      (2,687,835)      10,449,179
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income ........................     (11,317,743)      (7,411,254)
Net realized gain on investments .............         (32,038)            --
                                                 -------------    -------------
                                                   (11,349,781)      (7,411,254)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ....................      45,702,613       32,766,122
Net asset value of shares issued
 upon reinvestment of distributions from net
 investment income and net realized
 gain on investments .........................      11,048,248        7,413,795
                                                 -------------    -------------
                                                    56,750,861       40,179,917
Cost of shares repurchased ...................     (20,879,855)     (12,007,637)
                                                 -------------    -------------
Increase in net assets derived from capital
 share transactions ..........................      35,871,006       28,172,280
                                                 -------------    -------------

NET INCREASE IN NET ASSETS ...................      21,833,390       31,210,205
                                                 -------------    -------------

NET ASSETS:
Beginning of year ............................      98,874,882       67,664,677
                                                 -------------    -------------
End of year ..................................   $ 120,708,272    $  98,874,882
                                                 =============    =============
                             See accompanying notes

                                                                    Delchester-8

Delaware Group Premium Fund, Inc.-Delchester Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                Year Ended December 31,
                                                                1998        1997         1996        1995         1994
                                                             ----------------------------------------------------------
Net asset value, beginning of year .......................   $  9.510     $ 9.170      $ 8.940     $ 8.540      $ 9.770

Income (loss) from investment operations:
Net investment income ....................................      0.906       0.863        0.853       0.872        0.962
Net realized and unrealized gain (loss) on investments ...     (1.048)      0.332        0.230       0.400       (1.230)
                                                             --------     -------      -------     -------      -------
Total from investment operations .........................     (0.142)      1.195        1.083       1.272       (0.268)
                                                             --------     -------      -------     -------      -------

Less dividends and distributions:
Dividends from net investment income .....................     (0.905)     (0.855)      (0.853)     (0.872)      (0.962)
Distributions from net realized gain on investments ......     (0.003)       none         none        none         none
                                                             --------     -------      -------     -------      -------
Total dividends and distributions ........................     (0.908)     (0.855)      (0.853)     (0.872)      (0.962)
                                                             --------     -------      -------     -------      -------

Net asset value, end of year .............................     $8.460      $9.510       $9.170      $8.940       $8.540
                                                             ========     =======      =======     =======      =======

Total return .............................................     (1.83%)     13.63%       12.79%      15.50%       (2.87%)

Ratios and supplemental data:
Net assets, end of year (000 omitted) ....................   $120,708     $98,875      $67,665     $56,605      $43,686
Ratio of expenses to average net assets ..................      0.70%       0.70%        0.70%       0.69%        0.72%
Ratio of net investment income to average net assets .....      9.85%       9.24%        9.54%       9.87%       10.56%
Portfolio turnover .......................................        86%        121%          93%         74%          47%

                             See accompanying notes

                                                                    Delchester-9

Delaware Group Premium Fund, Inc.-Delchester Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the Delchester Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

The Delchester Series declares dividends daily from net investment income and pays such dividends monthly. Distributions from net realized gain on investments, if any, normally will be distributed following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.60% on the average daily net assets of the Series, less the fees paid to the unaffiliated directors.

DMC has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.80% of average daily net assets of the Series through April 30, 1999. No reimbursement was due for the year ended December 31, 1998.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

                                                                   Delchester-10

Delchester Series
Notes to Financial Statements (Continued)

On December 31, 1998, the Series had liabilities payable to affiliates as follows

                                                     Dividend disbursing                  Other
                                    Investment         transfer agent,                   expenses
                                    management         accounting fees                   payable
                                  fee payable to      and other expenses                  to DMC
                                       DMC              payable to DSC                and affiliates
                                  --------------    --------------------              --------------
                                    $44,899                 $13,835                       $6,549

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

Purchases ....................     $121,823,312
Sales ........................      $91,699,677

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                                                           Aggregate                    Aggregate
                                      Cost of             unrealized                   unrealized            Net unrealized
                                    investments          appreciation                 depreciation            depreciation
                                    ------------         ------------                 -------------          --------------
                                    $129,599,734          $1,165,794                  ($12,211,034)           ($11,045,240)

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1998 as follows:

                                     Year of
                                    expiration
                                       2006
                                    ----------
                                     $577,975

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                         Shares issued upon
                                                  reinvestment of distributions
                                                        from net investment
                                                      income and net realized            Shares                     Net
                                  Shares sold           gain on investments            repurchased               increase
                                  -----------     -----------------------------        -----------               ---------
Year ended December 31, 1998 ...   4,940,859                 1,206,292                 (2,277,223)               3,869,928
Year ended December 31, 1997 ...   3,508,373                   793,870                 (1,287,419)               3,014,824

5. Credit and Market Risk
The Series may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

                                                                   Delchester-11

Delaware Group Premium Fund, Inc.-Delchester Series
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-Delchester Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-Delchester Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-Delchester Series at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                   /s/ Ernst & Young LLP
                                                   -----------------------
Philadelphia, Pennsylvania                         Ernst & Young LLP
February 5, 1999

                                                                   Delchester-12

FOR INCOME

Capital Reserves Series

Investment Strategy and Performance in 1998
   In fiscal 1998, worries of global recession sent investors scrambling to own U.S. Treasury securities for their safety and liquidity. Treasury bond prices soared as a result. However, investors' reluctance to buy just about anything but government securities hurt performance in other sectors of the fixed-income market.
   For the 12 months ended December 31, 1998, Capital Reserves Series provided a total return of +6.78% (capital change plus reinvestment of distributions), trailing its benchmark Lehman Brothers Intermediate Government/Corporate Bond Index, which had a total return of +8.44%.
   We attribute the Series' underperformance to a lower weighting in U.S. Treasuries than the Index, as well as poor performance from our investments in mortgage bonds and asset-backed securities, which came under pressure in 1998 amidst renewed investor sensitivity to credit risk. The Index does not include mortgages and asset-backed securities.
   In seeking to provide high current income with capital preservation, the Series invests primarily in high-quality U.S. government and corporate bonds with a credit quality rating of Aaa to Bbb (Aaa being the highest), as rated by Standard & Poor's and Moody's Investors Service. At year end, the average rating of bonds in the portfolio was Aa1, indicating an overall high-grade quality rating.

Portfolio Snapshot
   In 1998, our yield-based orientation led us to hold a lower percentage of assets in U.S. Treasury and agency bonds than the Index. Instead, we owned securities that tend to offer higher income potential, such as corporate bonds and mortgage securities. The Series had roughly 15% of its net asses in U.S. Treasuries and U.S. agency bonds. Our lower weighting meant we benefited less than the Index as Treasuries rallied in 1998.
   As we lowered our position in Treasuries throughout 1998, we increased our holdings in corporate bonds to 32.54% of net assets by year end. Although corporate bond prices fell during the second half of 1998 as concern about credit risk caused investors to flee non-government bonds, we were able to take advantage of much higher yields from corporate bonds than were available from Treasuries.
   The risk-averse environment also created problems for mortgages and asset-backed securities, which accounted for 53% of the Series' net assets as of December 31. Unlike the Index, which includes only government and corporate bonds, we included mortgages and asset-backed securities for their strong income potential. Much to our disappointment, they too finished the year behind most other types of bonds.

Investment Outlook
   Following the Federal Reserve's recent actions to lower interest rates, there has been a consistent accommodation by central banks in more than 60 nations throughout the world to provide financial stimulus--i.e., lower interest rates--that could help sustain the global economy. Until we see how financial markets develop, we don't want to be overly positive about the longer term benefits for the bond market.
   We believe there could be further disruptions in the bond market over the next 12 months. Certainly, corporate bonds could decline further in 1999. If that happens, we believe the current widening of spreads--that is, the amount that corporate bonds yield above and beyond what Treasuries and other types of investment-grade bonds are yielding--will continue to offer us a strong incentive to own corporate bonds. If the opposite happens and prices increase, yield available from corporate bonds may drop, but we could then profit from appreciating bond prices.

--------------------------------------------------------------------------------
Capital Reserves Series Investment Objective

Seeks a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. It attempts to achieve its objective by investing in short- and intermediate-term securities.
--------------------------------------------------------------------------------

                                                              Capital Reserves-1

Growth of a $10,000 Investment
January 1, 1989 through
December 31, 1998


             Capital Reserves   Lehman Brothers Govt./Corp. Lehman Brothers
                  Series                 Bond Index         Intermediate Govt./
                                                              Corp. Bond Index
  12/31/88        $10,000                $10,000                  $10,000
  12/31/89        $10,887                $11,423                  $11,277
  12/31/90        $11,779                $12,369                  $12,309
  12/31/91        $12,820                $14,364                  $14,109
  12/31/92        $13,742                $15,453                  $15,121
  12/31/93        $14,821                $17,158                  $16,450
  12/31/94        $14,423                $16,555                  $16,132
  12/31/95        $16,454                $19,742                  $18,606
  12/31/96        $17,121                $20,314                  $19,360
  12/31/97        $18,422                $22,297                  $20,882
  12/31/98        $19,676                $24,409                  $22,642



                             Capital Reserves Series
                          Average Annual Total Returns
                         ------------------------------
                         10 Years                +7.00%
                         Five Years              +5.82%
                         One Year                +6.78%
                      For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. We have added the Lehman Brothers Intermediate Government/Corporate Bond Index to our performance comparison. We believe this intermediate Index is a better benchmark for our Series because its target duration closely approximates our target duration for Capital Reserves Series. In the future this Index will replace the Lehman Brothers Government/Corporate Bond Index.

The chart above shows a $10,000 investment in the Capital Reserves Series, the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Intermediate Government/Corporate Bond Index, for the 10-year period from January 1, 1989 through December 31, 1998. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                              Capital Reserves-2

Delaware Group Premium Fund, Inc.-Capital Reserves Series
Statement of Net Assets
December 31, 1998

                                                         Principal       Market
                                                           Amount         Value
ASSET-BACKED SECURITIES-8.16%
American Finance Home Equity
   Series 91-1A 8.00% 7/25/06 .......................     $16,792     $   17,249
   Series 94-2A 6.95% 6/25/24 .......................      62,519         62,469
EQCC Home Equity Loan Trust
   Series 96-2 A6 6.88% 7/15/14 .....................     570,000        580,944
   Series 98-2 A3F 6.23% 3/15/13 ....................     410,000        412,114
MetLife Capital Equipment Loan Trust
   Series 97-A A 6.85% 5/20/08 ......................     410,000        423,530
NationsCredit Grantor Trust
   Series 96-1 A 5.85% 9/15/11 ......................     144,209        143,661
   Series 97-1 A 6.75% 8/15/13 ......................     438,337        447,190
Philadelphia, Pennsylvania Authority For
   Industrial Development Series 97 A
   6.488% 6/15/04 ...................................     353,459        350,805
UCFC Home Equity Loan
   Series 96-B1 A3 7.30% 4/15/14 ....................     521,212        522,307
World Omni Automobile Lease Securitization
   Series 97-B A4 6.20% 11/25/03 ....................     439,756        444,901
                                                                      ----------
Total Asset-Backed Securities
   (cost $3,385,889)                                                   3,405,170
                                                                      ----------
COLLATERALIZED MORTGAGE OBLIGATIONS-19.99%
Asset Securitization Corporation
   Series 96-D3 A1B 7.21% 10/13/26 ..................     400,000        419,313
   Series 97-D4 A1 7.35% 4/14/29 ....................     315,880        326,048
   Series 97-D5 A2 6.8152% 2/14/41 ..................     430,000        439,608
   Series 97-D5 A3 6.8652% 2/14/41 ..................     320,000        320,500
California Infrastructure PG&E
   Series 97-1 A4 6.16% 6/25/03 .....................     555,000        564,158
Capco America Securitization
   Series 98-D7 6.26% 9/16/30 .......................     420,000        423,150
CIT RV Trust
   Series 98-A A5 6.12% 7/15/14 .....................     440,000        442,552
Federal Home Loan Mortgage Corporation
   Series 2091 6.00% 4/15/21 ........................     765,000        769,284
Federal National Mortgage Association
   Whole Loan Series 98-W3 A2
   6.50% 7/25/28 ....................................     475,000        479,898
GE Capital Mortgage Services
   Series 98-6 1A6 6.75% 4/25/28 ....................     335,000        336,884
Lehman Large Loan
   Series 97-LLI A1 6.79% 6/12/04 ...................     423,560        439,047
Mortgage Capital Funding
   Conti Series 96-MCI D 7.80% 4/15/06 ..............     360,000        383,625
   Series 96-MC2 C 7.224% 9/20/06 ...................     400,000        416,625
Nomura Asset Securities
   Series 93-1 A1 6.68% 12/15/01 ....................     330,929        336,824
   Series 95-MD3 A1A 8.17% 3/4/20 ...................     433,019        447,972
   Series 96-MD5 A3 7.6373% 4/13/36 .................     460,000        486,163
Residential Accredit Loans
   Series 97-QS3 A3 7.50% 4/25/27 ...................     540,000        543,110
   Series 98-QS9 A5 6.75% 7/25/28 ...................     400,000        400,875
Residential Funding Mortgage Securities
   Series 96-S9 A10 7.25% 4/25/26 ...................     355,834        364,216
                                                                      ----------
Total Collateralized Mortgage Obligations
   (cost $8,234,414) ................................                  8,339,852
                                                                      ----------

                                                         Principal        Market
                                                          Amount          Value
MORTGAGE-BACKED SECURITIES-24.43%
Federal National Mortgage Association
   5.625% 3/15/01 ...................................  $1,590,000    $ 1,615,930
   6.00% 4/1/13 to 10/1/28 ..........................   3,365,157      3,339,799
   6.50% 1/1/12 to 4/1/13 ...........................   3,163,890      3,218,590
   7.00% 7/1/28 .....................................     740,775        756,979
   7.00% 8/1/28 .....................................     368,799        376,867
   7.50% 6/1/28 .....................................     293,708        302,335
   9.50% 11/1/21 ....................................     119,320        128,530
Government National Mortgage Association
   6.50% 12/15/23 ...................................     174,081        176,964
   6.50% 1/15/24 ....................................     161,091        163,759
   12.00% 6/20/14 ...................................      33,477         37,797
   12.00% 3/20/15 ...................................      18,313         21,140
   12.00% 6/20/15 ...................................      32,921         37,181
   12.00% 2/20/16 ...................................      11,724         13,358
                                                                     -----------
Total Mortgage-Backed Securities
   (cost $10,117,518)                                                 10,189,229
                                                                     -----------
CORPORATE BONDS-32.47%
AT&T Capital 7.50% 11/15/00 .........................     735,000        746,944
Banco Santander-Chile 6.50% 11/1/05 .................     340,000        344,675
Banco Santiago S.A. 7.00% 7/18/07 ...................     270,000        225,450
Cardinal Health 6.25% 7/15/08 .......................     280,000        286,300
CIT Group Holdings 5.625% 10/15/03 ..................     780,000        777,075
Computer Assoc. 6.50% 4/15/08 .......................   1,050,000      1,036,875
Consumers Energy 6.375% 2/1/08 ......................     335,000        342,538
Continental Airlines 6.80% 1/2/09 ...................     402,180        395,645
Cox Communications 6.15% 8/1/03 .....................     375,000        382,969
Credit Foncier de France
   8.00% 1/14/02 ....................................     340,000        362,100
Firstar Capital 8.32% 12/15/26 ......................     315,000        347,680
General Electric Capital
   5.89% 5/11/01 ....................................     675,000        687,656
General Motors Acceptance
   5.75% 11/10/03 ...................................     615,000        618,844
Great Western Financial 8.206% 2/1/27 ...............     500,000        536,250
Household Finance 6.50% 11/15/08 ....................     700,000        729,750
Health and Retirement Properties
   6.75% 12/18/02 ...................................     360,000        350,550
MCI Worldcom 7.55% 4/1/04 ...........................     670,000        726,113
Philip Morris 7.20% 2/1/07 ..........................     700,000        759,500
Raychem 7.20% 10/15/08 ..............................     525,000        538,780
Raytheon 5.95% 3/15/01 ..............................     570,000        574,275
Southern Investments UK
   6.375% 11/15/01 ..................................     320,000        323,200
Sprint Capital 6.125% 11/15/08 ......................     625,000        639,844
Summit Bank 6.75% 6/15/03 ...........................     430,000        446,125
Tommy Hilfiger 6.85% 6/1/08 .........................     315,000        310,669
U.S. Bancorp 8.125% 5/15/02 .........................     120,000        128,700
United Health Care 6.60% 12/1/03 ....................     625,000        627,344
USA Waste Services 6.125% 7/15/01 ...................     295,000        295,000
                                                                     -----------
Total Corporate Bonds
   (cost $13,364,088)                                                 13,540,851
                                                                     -----------




                                                              Capital Reserves-3

Capital Reserves Series
Statement of Net Assets (Continued)


                                                       Principal         Market
                                                         Amount          Value
U.S. TREASURY OBLIGATIONS-14.63%
U.S. Treasury Notes
   5.500% 2/15/08 .................................    $1,000,000     $1,060,220
   5.500% 3/31/03 .................................     1,185,000      1,220,939
   6.375% 1/15/00 .................................     3,755,000      3,821,228
                                                                      ----------
Total U.S. Treasury Obligations
   (cost $6,113,073) ..............................                    6,102,387
                                                                      ----------
REPURCHASE AGREEMENTS-2.05%
With Chase Manhattan 4.50%
   1/4/99 (dated 12/31/98,
   collateralized by $220,000
   U.S. Treasury Notes 7.875%
   due 8/15/01, market value
   $244,148) ......................................       239,000        239,000
With J.P. Morgan Securities
   4.75% 1/4/99 (dated 12/31/98,
   collateralized by $305,000
   U.S. Treasury Notes 5.75%
   due 10/31/00, market value
   $313,875) ......................................       307,000        307,000



                                                       Principal         Market
                                                         Amount          Value
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 4.85%
   1/4/99 (dated 12/31/98,
   collateralized by $67,000
   U.S. Treasury Notes 7.75%
   due 12/31/99, market value
   $68,928 and $94,000 U.S.
   Treasury Notes 7.75% due 1/31/00,
   market value $99,590 and
   $94,000 U.S. Treasury Notes
   6.25% due 8/31/00, market value
   $98,309 and $45,000 U.S.
   Treasury Notes 6.50% due
   5/31/01, market value $46,893) .................      $308,000       $308,000
                                                                        --------
Total Repurchase Agreements
   (cost $854,000) ................................                      854,000
                                                                        --------



TOTAL MARKET VALUE OF SECURITIES-101.73% (cost $42,068,982) ......  $42,431,489

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(1.73%) ..........     (720,005)
                                                                    -----------

NET ASSETS APPLICABLE TO 4,222,887 SHARES ($0.01 PAR VALUE)
 OUTSTANDING; EQUIVALENT TO $9.88 PER SHARE-100.00% ..............  $41,711,484
                                                                    ===========
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000 shares
authorized to the Fund with 50,000,000 shares
allocated to the Series ..........................................  $42,543,257
Accumulated net realized loss on investments .....................   (1,194,280)
Net unrealized appreciation of investments .......................      362,507
                                                                    -----------
Total net assets .................................................  $41,711,484
                                                                    ===========
                             See accompanying notes


                                                              Capital Reserves-4

Delaware Group Premium Fund, Inc.-
Capital Reserves Series
Statement of Operations
Year Ended December 31, 1998


INVESTMENT INCOME:
Interest .......................................................     $2,238,037
                                                                     ----------
                                                                      2,238,037
                                                                     ----------
EXPENSES:
Management fees ................................................        208,577
Accounting and administration ..................................         13,747
Custodian fees .................................................         11,975
Reports and statements to shareholders .........................          9,929
Professional fees ..............................................          7,677
Taxes (other than taxes on income) .............................          5,561
Registration fees ..............................................          4,400
Dividend disbursing and transfer agent
   fees and expenses ...........................................          1,055
Directors' fees ................................................            914
Other ..........................................................         11,601
                                                                     ----------
Total expenses .................................................        275,436
                                                                     ----------

NET INVESTMENT INCOME ..........................................      1,962,601
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain on investments ...............................        381,375
Net change in unrealized appreciation /
   depreciation of investments .................................        (89,594)
                                                                     ----------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS .........................................        291,781
                                                                     ----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...................................     $2,254,382
                                                                     ==========

                             See accompanying notes

Delaware Group Premium Fund, Inc.-
Capital Reserves Series
Statements of Changes in Net Assets

                                                       Year Ended    Year Ended
                                                        12/31/98      12/31/97
                                                       ----------    ----------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ..............................   $1,962,601    $1,760,693
Net realized gain on investments ...................      381,375        47,064
Net change in unrealized appreciation/
   depreciation of investments .....................      (89,594)      237,399
                                                      -----------   -----------
Net increase in net assets resulting from
   operations ......................................    2,254,382     2,045,156
                                                      -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................   (1,962,601)   (1,761,161)
                                                      -----------   -----------
                                                       (1,962,601)   (1,761,161)
                                                      -----------   -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ..........................   23,284,345     6,092,500
Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income ...............................    1,906,213     1,762,129
                                                      -----------   -----------
                                                       25,190,558     7,854,629
Cost of shares repurchased .........................  (12,947,687)   (6,729,405)
                                                      -----------   -----------
Increase in net assets derived from capital
   share transactions ..............................   12,242,871     1,125,224
                                                      -----------   -----------

NET INCREASE IN NET ASSETS .........................   12,534,652     1,409,219
                                                      -----------   -----------

NET ASSETS:
Beginning of year ..................................   29,176,832    27,767,613
                                                      -----------   -----------
End of year ........................................  $41,711,484   $29,176,832
                                                      ===========   ===========

                             See accompanying notes




                                                              Capital Reserves-5

Delaware Group Premium Fund, Inc.-Capital Reserves Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                               Year Ended December 31,
                                                                1998        1997         1996        1995        1994
                                                              ---------------------------------------------------------
Net asset value, beginning of year .......................     $9.790      $9.690       $9.930      $9.300      $10.260

Income (loss) from investment operations:
Net investment income ....................................      0.556       0.613        0.623       0.643        0.636
Net realized and unrealized gain (loss) on investments ...      0.090       0.100       (0.240)      0.630       (0.905)
                                                              -------     -------      -------     -------      -------
Total from investment operations .........................      0.646       0.713        0.383       1.273       (0.269)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions:
Dividends from net investment income .....................     (0.556)     (0.613)      (0.623)     (0.643)      (0.636)
Distributions from net realized gain on investments ......       none        none         none        none       (0.055)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions ........................     (0.556)     (0.613)      (0.623)     (0.643)      (0.691)
                                                              -------     -------      -------     -------      -------

Net asset value, end of year .............................     $9.880      $9.790       $9.690      $9.930       $9.300
                                                              =======     =======      =======     =======      =======
Total return .............................................      6.78%       7.60%        4.05%      14.08%       (2.68%)

Ratios and supplemental data:
Net assets, end of year (000 omitted) ....................    $41,711     $29,177      $27,768     $27,935      $25,975
Ratio of expenses to average net assets ..................      0.79%       0.75%        0.72%       0.71%        0.74%
Ratio of net investment income to average net assets .....      5.62%       6.31%        6.43%       6.64%        6.57%
Portfolio turnover .......................................       166%        120%         122%        145%         219%


                             See accompanying notes



                                                              Capital Reserves-6

Delaware Group Premium Fund, Inc.-Capital Reserves Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the Capital Reserves Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

The Capital Reserves Series declares dividends daily from net investment income and pays such dividends monthly. Distributions from net realized gain on investments, if any, normally will be distributed following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.60% on the average daily net assets of the Series, less the fees paid to the unaffiliated directors.

DMC has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.80% of average daily net assets of the Series through April 30, 1999. No reimbursement was due for the year ended December 31, 1998.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.




                                                              Capital Reserves-7

Capital Reserves Series
Notes to Financial Statements (Continued)


On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                             Dividend disbursing
                     Investment                 transfer agent,
                     management                 accounting fees
                   fee payable to             and other expenses
                        DMC                     payable to DSC
                   --------------            --------------------
                      $20,251                       $1,176

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

 Purchases ..........  $34,681,409
 Sales ..............  $21,757,373

During the year ended December 31, 1998, the Series made purchases and sales of U.S. government securities as follows:

 Purchases ..........  $34,867,250
 Sales ..............  $33,805,269

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                          Aggregate             Aggregate
     Cost of             unrealized            unrealized         Net unrealized
   investments          appreciation          depreciation          appreciation
   -----------          ------------          ------------        --------------
   $42,084,724            $477,778             ($131,013)             $346,765

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1998 as follows:

                         Year of                  Year of
                        expiration               expiration
                           2002                     2004
                        ----------              -----------
                         $884,453                $292,208

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                       Shares issued upon
                                                         reinvestment of
                                                       dividends from net            Shares                Net
                                   Shares sold          investment income          repurchased          increase
                                   -----------         -------------------         -----------          --------
 Year ended December 31, 1998 ..    2,364,760                193,836               (1,315,298)          1,243,298
 Year ended December 31, 1997 ..      627,274                181,652                 (694,053)            114,873


5. Credit and Market Risk
The Series may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

The Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.


                                                              Capital Reserves-8

Delaware Group Premium Fund, Inc.-Capital Reserves Series
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-Capital Reserves Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-Capital Reserves Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-Capital Reserves Series at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP
                                                           ---------------------
                                                           Ernst & Young LLP
Philadelphia, Pennsylvania
February 5, 1999


                                                              Capital Reserves-9

FOR INCOME

Cash Reserve Series

Investment Strategy and Performance in 1998
   As the Federal Reserve slashed interest rates this past fall, yields on short-term debt obligations declined sharply. Rates on commercial paper fell the least, making it the most viable alternative for securing yield in the money market arena.
   Cash Reserve Series, which invests primarily in high quality commercial paper, achieved its objective of providing current income while preserving principal. The Series had a total return of +5.08%, with dividend distributions reinvested.
   Although investors worried about credit risk this past year as a result of Asia's financial turmoil and Russia's loan defaults, we have not seen any evidence that credit problems exist in the U.S. As for the Series, we maintain a credit quality rating of A1, P1 (as rated by Standard & Poor's and Moody's Investor Services). This is the highest quality rating available.

Investment Outlook
   In its December 30, 1998, press release on leading economic indicators, the Conference Board said that increases in several measures of U.S. economic growth in November--including stock prices, money supply and consumer expectations--showed "a healthy economy with bright prospects in 1999." We believe the leading indicators are an accurate reflection of the environment in which we find ourselves.
   Still, until we see how the global economy responds to worldwide interest rate reductions, we won't know whether these actions will help sustain world economic growth. If rates in the U.S. continue to decline, this would further diminish yields from money market securities. However, with inflation at its lowest level in 28 years, money markets still offer investors the opportunity for current income without undue risk to principal.



Growth of a $10,000 investment
January 1, 1989 through
December 31, 1998

                   Cash Reserve Series

  12/31/88          $10,000
  12/31/89          $10,859
  12/31/90          $11,677
  12/31/91          $12,329
  12/31/92          $12,727
  12/31/93          $13,041
  12/31/94          $13,432
  12/31/95          $14,166
  12/31/96          $14,864
  12/31/97          $15,623
  12/31/98          $16,538


                              Cash Reserve Series
                          Average Annual Total Returns
                         ------------------------------
                         10 Years                +5.16%
                         Five Years              +4.85%
                         One Year                +5.08%
                      For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in the Cash Reserve Series for the 10-year period from January 1, 1989 through December 31, 1998. All dividends were reinvested. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Series. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

--------------------------------------------------------------------------------
Cash Reserve Series Investment Objective
Seeks to provide maximum current income while preserving principal and maintaining liquidity.
--------------------------------------------------------------------------------

                                                                  Cash Reserve-1

Delaware Group Premium Fund, Inc.-Cash Reserve Series
Statement of Net Assets
December 31, 1998

                                                        Principal       Market
                                                          Amount         Value
COMMERCIAL PAPER-63.72%
Financial Services-39.46%
Abbey National North America
   4.92% 2/16/99 ..................................    $2,000,000    $ 1,987,426
Allianz of America 5.12% 2/18/99 ..................     2,000,000      1,986,347
Cargill Global Funding 4.98% 3/12/99 ..............     2,000,000      1,980,633
Citibank Capital Markets 5.40% 2/12/99 ............     1,500,000      1,490,550
Commonwealth Bank of Australia
   5.45% 1/29/99 ..................................     1,010,000      1,005,719
Corporate Asset Funding
   5.33% 2/26/99 ..................................     2,000,000      1,983,418
General Electric Capital
   4.94% 3/10/99 ..................................       625,000        619,168
General Electric Capital
   5.44% 1/29/99 ..................................     1,000,000        995,769
Metlife Funding 5.41% 1/27/99 .....................     1,604,000      1,597,733
New York Life Capital 4.75% 3/11/99 ...............     1,500,000      1,486,344
Swiss Re Finance Products
   5.10% 1/13/99 ..................................     1,300,000      1,297,790
Swiss Re Financial Products
   5.28% 2/16/99 ..................................       500,000        496,627
                                                                     -----------
                                                                      16,927,524
                                                                     -----------
Industrial-5.74%
Daimler Benz 5.00% 4/23/99 ........................     2,000,000      1,968,889
Washington Post 4.90% 4/9/99 ......................       500,000        493,331
                                                                     -----------
                                                                       2,462,220
                                                                     -----------
Mortgage Bankers & Brokers-18.52%
CS First Boston 5.14% 1/20/99 .....................     1,500,000      1,495,931
Goldman Sachs Group 5.18% 2/24/99 .................     2,000,000      1,985,180
Merrill Lynch 5.14% 3/18/99 .......................     1,000,000        989,149
Morgan (J.P.) 5.02% 2/26/99 .......................     2,000,000      1,984,382
Morgan Stanley Dean Witter
   5.45% 2/12/99 ..................................     1,500,000      1,490,463
                                                                     -----------
                                                                       7,945,105
                                                                     -----------
Total Commercial Paper ............................                   27,334,849
                                                                     -----------

                                                        Principal       Market
                                                          Amount         Value
 CERTIFICATES OF DEPOSIT-13.99%
 Domestic-4.66%
 Wilmington Trust 5.07% 3/25/99 ...................    $2,000,000     $2,000,000
                                                                     -----------
                                                                       2,000,000
                                                                     -----------
 Yankee-9.33%
 Canadian Imperial Bank
 5.705% 3/30/99 ...................................     2,000,000      2,002,077
 WestDeutsche Bank 5.35% 3/18/99 ..................     2,000,000      2,000,000
                                                                     -----------
                                                                       4,002,077
                                                                     -----------
 Total Certificates of Deposit ....................                    6,002,077
                                                                     -----------

*FLOATING RATE NOTES-1.17%
 Federal Home Loan Bank
 4.988% 1/5/99 ....................................       500,000        499,962
                                                                     -----------
 Total Floating Rate Notes                                               499,962
                                                                     -----------

 U.S. GOVERNMENT AGENCY OBLIGATIONS-18.78%
 Federal Home Loan Mortgage Corporation
 Discount Note 4.75% 2/16/99 ......................     2,000,000      1,987,861
 Federal Home Loan Mortgage Corporation
 Discount Note 4.84% 3/8/99 .......................       500,000        495,563
 Federal Home Loan Mortgage Corporation
 Discount Note 4.94% 2/19/99 ......................       500,000        496,638
 Federal Home Loan Mortgage Corporation
 Discount Note 4.96% 2/5/99 .......................       500,000        497,589
 Federal National Mortgage Association
 Discount Note 4.76% 4/6/99 .......................       500,000        493,719
 Federal National Mortgage Association
 Discount Note 4.855% 3/18/99 .....................       610,000        603,748
 Federal National Mortgage Association
 Discount Note 4.88% 3/2/99 .......................     1,500,000      1,487,800
 Federal National Mortgage Association
 Discount Note 4.922% 2/5/99 ......................     2,000,000      1,990,429
                                                                     -----------
 Total U.S. Government Agency
  Obligations .....................................                    8,053,347
                                                                     -----------




                                                                  Cash Reserve-2

Cash Reserve Series
Statement of Net Assets (Continued)


                                                        Principal       Market
                                                          Amount         Value
REPURCHASE AGREEMENTS-2.11%
With Chase Manhattan 4.50%
 1/4/99 (dated 12/31/98,
 collateralized by $233,000
 U.S. Treasury Notes 7.875%
 due 8/15/01, market value
 $258,156) .........................................     $253,000       $253,000
With J.P. Morgan Securities 4.75%
 1/4/99 (dated 12/31/98,
 collateralized by $323,000
 U.S. Treasury Notes 5.75%
 due 10/31/00, market value
 $331,884) .........................................      325,000        325,000



                                                        Principal       Market
                                                          Amount         Value
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 4.85%
 1/4/99 (dated 12/31/98,
 collateralized by $71,000
 U.S. Treasury Notes 7.75%
 due 12/31/99, market value
 $72,883 and $99,000
 U.S. Treasury Notes 7.75%
 due 1/31/00, market value
 $105,304 and $99,000
 U.S. Treasury Notes 6.25%
 due 8/31/00, market value
 $103,949 and $47,000
 U.S. Treasury Notes 6.50%
 due 5/31/01, market value
 $49,583) ..........................................     $325,000       $325,000
                                                                        --------
Total Repurchase Agreements ........................                     903,000
                                                                        --------

TOTAL MARKET VALUE OF SECURITIES-99.77% (cost $42,793,235)** .....   $42,793,235

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.23% ............        99,820
                                                                     -----------
NET ASSETS APPLICABLE TO 4,289,306 SHARES ($0.01 PAR VALUE)
 OUTSTANDING; EQUIVALENT TO $10.00 PER SHARE-100.00% .............   $42,893,055
                                                                     ===========
----------------
* Floating Rate Notes-The interest rate shown is the rate as of December 31, 1998 and the maturity shown is the longer of the next interest readjustment date or the date the principal amount shown can be recovered through demand.
** Also the cost for federal income tax purposes.

                             See accompanying notes



                                                                  Cash Reserve-3

Delaware Group Premium Fund, Inc.-
Cash Reserve Series
Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Interest .......................................................     $2,372,381
                                                                     ----------
                                                                      2,372,381
                                                                     ----------
EXPENSES:
Management fees ................................................        212,479
Accounting and administration ..................................         16,799
Taxes (other than taxes on income) .............................          4,698
Professional fees ..............................................          3,240
Reports and statements to shareholders .........................          3,180
Registration fees ..............................................          2,207
Custodian fees .................................................          1,344
Directors' fees ................................................            948
Dividend disbursing and transfer agent
   fees and expenses ...........................................            871
Other ..........................................................          6,496
                                                                     ----------
Total expenses .................................................        252,262
                                                                     ----------

NET INVESTMENT INCOME ..........................................      2,120,119
                                                                     ----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...................................     $2,120,119
                                                                     ==========

                             See accompanying notes




Delaware Group Premium Fund, Inc.-
Cash Reserve Series
Statements of Changes in Net Assets

                                                       Year Ended    Year Ended
                                                        12/31/98      12/31/97
                                                       ----------    ----------
INCREASE IN NET ASSETS
 FROM OPERATIONS:
Net investment income .............................    $2,120,119    $1,496,752
                                                      -----------   -----------
Net increase in net assets resulting
   from operations ................................     2,120,119     1,496,752
                                                      -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .............................    (2,120,119)   (1,496,752)
                                                      -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .........................    94,961,957    83,437,024
Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income ..............................     2,068,676     1,497,151
                                                      -----------   -----------
                                                       97,030,633    84,934,175
Cost of shares repurchased ........................   (84,848,754)  (80,701,553)
                                                      -----------   -----------
Increase in net assets derived from
   capital share transactions .....................    12,181,879     4,232,622
                                                      -----------   -----------

NET INCREASE IN NET ASSETS ........................    12,181,879     4,232,622
                                                      -----------   -----------

NET ASSETS:
Beginning of year .................................    30,711,176    26,478,554
                                                      -----------   -----------
End of year .......................................   $42,893,055   $30,711,176
                                                      ===========   ===========

                             See accompanying notes



                                                                  Cash Reserve-4

Delaware Group Premium Fund, Inc.-Cash Reserve Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                   Year Ended December 31,
                                                                1998        1997         1996        1995         1994
                                                              ---------------------------------------------------------
Net asset value, beginning of year .......................    $10.000     $10.000      $10.000     $10.000      $10.000

Income from investment operations:
Net investment income ....................................      0.497       0.497        0.482       0.535        0.361
                                                              -------     -------      -------     -------      -------
Total from investment operations .........................      0.497       0.497        0.482       0.535        0.361
                                                              -------     -------      -------     -------      -------
Less dividends:
Dividends from net investment income .....................     (0.497)     (0.497)      (0.482)     (0.535)      (0.361)
                                                              -------     -------      -------     -------      -------
Total dividends ..........................................     (0.497)     (0.497)      (0.482)     (0.535)      (0.361)
                                                              -------     -------      -------     -------      -------
Net asset value, end of year .............................    $10.000     $10.000      $10.000     $10.000      $10.000
                                                              =======     =======      =======     =======      =======
Total return .............................................      5.08%       5.10%        4.93%       5.48%        3.68%

Ratios and supplemental data:
Net assets, end of year (000 omitted) ....................    $42,893     $30,711      $26,479     $16,338      $20,125
Ratio of expenses to average net assets ..................      0.59%       0.64%        0.61%       0.62%        0.66%
Ratio of net investment income to average net assets .....      4.96%       4.98%        4.82%       5.35%        3.79%


                             See accompanying notes



                                                                  Cash Reserve-5

Delaware Group Premium Fund, Inc.-Cash Reserve Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the Cash Reserve Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities are valued at amortized cost, which approximates market value.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities.

The Cash Reserve Series declares dividends daily from net investment income and pays such dividends monthly. Distributions from net realized gain on investments, if any, normally will be distributed following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.50% on the average daily net assets of the Series, less the fees paid to the unaffiliated directors.

DMC has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.80% of average daily net assets of the Series through April 30, 1999. No reimbursement was due for the year ended December 31, 1998.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                            Dividend disbursing
                     Investment               transfer agent,
                     management               accounting fees
                   fee payable to           and other expenses
                        DMC                   payable to DSC
                   --------------           -------------------
                      $18,859                     $1,490

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.



                                                                  Cash Reserve-6

Cash Reserve Series
Notes to Financial Statements (Continued)


3. Capital Stock
Transactions in capital stock shares were as follows:

                                                        Shares issued upon
                                                    reinvestment of dividends
                                                      from net investment         Shares               Net
                                      Shares sold            income             repurchased          increase
                                      -----------   --------------------------  -----------          --------
 Year ended December 31, 1998 .....    9,496,196            206,867             (8,484,875)         1,218,188
 Year ended December 31, 1997 .....    8,343,717            149,715             (8,070,169)           423,263



                                                                  Cash Reserve-7

Delaware Group Premium Fund, Inc.-Cash Reserve Series
Report of Independent Auditors


To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-Cash Reserve Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-Cash Reserve Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-Cash Reserve Series at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP
                                                           ---------------------
Philadelphia, Pennsylvania                                 Ernst & Young LLP
February 5, 1999


                                                                  Cash Reserve-8

FOR GROWTH OF CAPITAL

DelCap Series

Investment Strategy and Performance in 1998
   Global economic crisis in fiscal 1998 contributed to a very difficult period for stocks.
   Though the stock market rebounded late in the year--setting new highs after the Federal Reserve's three interest rate cuts--large-cap growth stocks benefited to a greater extent than other equity securities.
   DelCap Series, which concentrates on medium-size companies, posted a modest total return of +18.81% (capital change plus reinvestment of distributions) for the 12 months ended December 31, 1998. The Series' benchmark Russell MidCap Growth Index provided a total return of +17.86% for the same time period.
   We seek stocks that have a demonstrated history of growth and have the potential to support continued growth. We believe this investment strategy will lead the Series to significant long-term growth opportunities while helping to manage the short-term effects of changing economic and market conditions.

Portfolio Snapshot
   During fiscal 1998, the Series' management team reduced the number of stocks in the portfolio by more than 30%. This has given the team more focus on each holding, allowing them even more opportunities to meet with corporate management and conduct intensive research.
   Liquidating our position in some consumer stocks this past summer and increasing the Series' weighting in technology and media stocks helped our performance in the second half of 1998. We are focusing on companies whose business niche is likely to grow even if there is a general economic slowdown in the U.S.
   We also reduced the Series' allocation to health care stocks in 1998. Competition and regulatory challenges within the health care sector have been hurting profits. Our lower weighting in this sector minimized the effects of negative performance on the portfolio.
   By selecting companies with solid earnings track records, our aim is to tap the long-term growth potential of some of America's best companies while maintaining an attractive risk profile.

Investment Outlook
   The U.S. Conference Board's late December report on leading economic indicators suggests that growth is still robust, despite the global financial crisis, a slowdown in U.S. manufacturing and lower corporate profits.
   In our view, many domestic-oriented, medium-size companies exhibit strong earnings prospects in 1999, especially given the likelihood of stagnant earnings for larger companies. The market's decline this past summer gave us many opportunities to select growth stocks that appear to offer attractive long-term capital appreciation potential.
   We cannot predict when medium-size and smaller companies will win renewed favor on Wall Street. In the short run, we believe prices of many mid-cap stocks are likely to be at least as volatile as those of large multinational companies.
   We think portfolio managers will be required to conduct more fundamental research in 1999, in order to provide investors with competitive results. In this environment, industry specialists such as DelCap's management team will have their skills tested. We are confident that we are well prepared for the task ahead.

--------------------------------------------------------------------------------
DelCap Series Investment Objective
Seeks long-term capital appreciation. It attempts to achieve this objective by investing in securities exhibiting the potential for significant growth.
--------------------------------------------------------------------------------

                                                                        DelCap-1

Growth of a $10,000 Investment
July 12, 1991 through
December 31, 1998

                                Russell Midcap      NASDAQ
                DelCap Series    Growth Index   Industrial Index
    7/2/91         $10,000         $10,000         $10,000
   9/30/91         $10,280         $10,198         $11,198
  12/31/91         $11,031         $10,870         $12,692
   3/31/92         $10,734         $11,389         $12,826
   6/30/92         $ 9,550         $11,697         $11,414
   9/30/92         $ 9,853         $12,323         $11,778
  12/31/92         $11,248         $13,755         $13,753
   3/31/93         $11,001         $13,880         $13,538
   6/30/93         $11,443         $13,881         $13,841
   9/30/93         $12,201         $14,816         $14,801
  12/31/93         $12,549         $15,293         $15,289
   3/31/94         $12,404         $14,819         $14,781
   6/30/94         $11,559         $14,169         $13,552
   9/30/94         $12,445         $15,176         $14,752
  12/31/94         $12,105         $14,965         $14,304
   3/31/95         $12,985         $16,583         $15,214
   6/30/95         $13,690         $17,915         $16,795
   9/30/95         $15,017         $19,681         $19,628
  12/31/95         $15,679         $21,091         $18,307
   3/31/96         $16,840         $22,452         $19,447
   6/30/96         $18,005         $24,741         $21,071
   9/30/96         $18,655         $25,584         $21,019
  12/31/96         $17,955         $26,324         $21,057
   3/31/97         $16,712         $25,366         $19,317
   6/30/97         $19,042         $29,101         $22,443
   9/30/97         $21,072         $33,171         $26,097
  12/31/97         $20,302         $32,257         $23,170
   3/31/98         $22,677         $35,612         $27,127
   6/30/98         $23,065         $28,810         $28,038
   9/30/98         $19,359         $24,413         $25,114
  12/31/98         $24,501         $28,915         $31,749




                                 DelCap Series
                          Average Annual Total Returns
--------------------------------------------------------------------------------
Lifetime                                                      +12.74%
Five Years                                                    +14.32%
One Year                                                      +18.81%
                      For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in the DelCap Series, the Russell MidCap Growth Index and the NASDAQ Industrial Index for the period from the Series' inception on July 12, 1991 through December 31, 1998. All dividends and capital gains were reinvested. The Indexes are unmanaged, with no set investment objective and do not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                                        DelCap-2

Delaware Group Premium Fund, Inc.-DelCap Series
Statement of Net Assets
December 31, 1998

                                                         Number        Market
                                                        of Shares      Value
  COMMON STOCK-96.34%
  Banking, Finance & Insurance-17.99%
  Ambac Financial Group ........................          48,800     $ 2,937,150
  Blanch(E.W.)Holdings .........................          57,000       2,703,938
  CIT Group Class A ............................         126,400       4,021,100
  Countrywide Credit Industries ................          84,000       4,215,750
 +Financial Security Assurance Holdings ........          13,400         726,950
  FINOVA Group .................................          67,000       3,613,813
  First American ...............................          50,400       2,236,500
  Mellon Bank ..................................          23,600       1,622,500
  PaineWebber Group ............................          36,300       1,402,088
                                                                     -----------
                                                                      23,479,789
                                                                     -----------
  Cable, Media & Publishing-11.38%
 *Chancellor Media Class A .....................          69,400       3,320,356
 *FORE Systems .................................         168,200       3,074,906
+*Jacor Communications .........................          45,100       2,917,406
 *Lamar Advertising ............................          41,600       1,560,000
+*Snyder Communications ........................          73,300       2,473,875
 *3Com .........................................          33,600       1,506,750
                                                                     -----------
                                                                      14,853,293
                                                                     -----------
  Computers & Technology-22.96%
 *Acxiom .......................................          66,400       2,054,250
 *BMC Software .................................          25,700       1,146,059
+*Citrix Systems ...............................          36,200       3,512,531
 *Compuware ....................................          39,800       3,108,131
 *Documentum ...................................          16,400         879,963
 *DST Systems ..................................          26,300       1,500,744
 *J.D. Edwards .................................          29,400         835,144
 *Legato Systems ...............................          36,500       2,405,578
 *Network Appliance ............................          63,000       2,819,250
+*PLATINUM technology ..........................          93,000       1,787,344
 *PMC - Sierra .................................          57,800       3,643,232
 *SunGard Data Systems .........................          83,500       3,313,906
 *Teradyne .....................................          42,000       1,779,750
 *Veritas Software .............................          19,800       1,185,525
                                                                     -----------
                                                                      29,971,407
                                                                     -----------
  Consumer Products-2.69%
 *Gemstar International Group ..................          61,300       3,507,509
                                                                     -----------
                                                                       3,507,509
                                                                     -----------
  Electronics & Electrical Equipment-5.65%
 *Altera .......................................          33,100       2,012,894
  CBS ..........................................          49,900       1,634,225
 *Novellus Systems .............................          25,800       1,274,681
 *Xilinx .......................................          37,700       2,454,034
                                                                     -----------
                                                                       7,375,834
                                                                     -----------
-----------
 Top 10 stock holdings, representing 30.2% of net assets, are printed in bold.

                                                         Number        Market
                                                        of Shares      Value
  COMMON STOCK (Continued)
  Environmental Services-1.52%
  Waste Management .............................          42,580     $ 1,985,269
                                                                     -----------
                                                                       1,985,269
                                                                     -----------
  Food, Beverage & Tobacco-0.56%
 *Aurora Foods .................................           7,100         140,669
  Food Lion Class A ............................          56,000         591,500
                                                                     -----------
                                                                         732,169
                                                                     -----------
  Healthcare & Pharmaceuticals-2.63%
 *Health Management Associates
  Class A ......................................         131,026       2,833,432
 *HEALTHSOUTH ..................................          39,300         606,694
                                                                     -----------
                                                                       3,440,126
                                                                     -----------
  Industrial Machinery-1.09%
 *Applied Materials ............................          33,400       1,426,806
                                                                     -----------
                                                                       1,426,806
                                                                     -----------
  Leisure, Lodging & Entertainment-5.62%
 *Outback Steakhouse ...........................          84,100       3,348,231
 *Papa John's International ....................          59,500       2,621,719
+*Prime Hospitality ............................         130,000       1,373,125
                                                                     -----------
                                                                       7,343,075
                                                                     -----------
  Retail-9.63%
 *Bed Bath & Beyond ............................         104,800       3,573,025
 *Kohl's .......................................          43,400       2,666,388
 *Staples ......................................         144,800       6,330,475
                                                                     -----------
                                                                      12,569,888
                                                                     -----------
  Telecommunications-11.44%
 *American Tower Class A .......................         122,900       3,633,231
+*Ascend Communications ........................          17,700       1,164,328
 *Clear Channel Communications .................          62,300       3,395,349
 *Global Crossing ..............................          34,000       1,532,125
 *Heftel Broadcasting ..........................          28,500       1,407,188
+*Pacific Gateway Exchange .....................          42,800       2,058,413
+*STAR Telecommunications ......................         142,500       1,741,172
                                                                     -----------
                                                                      14,931,806
                                                                     -----------
  Miscellaneous-3.18%
  Cintas .......................................          23,000       1,619,363
 *Robert Half International ....................          29,500       1,318,281
 *Waters .......................................          14,000       1,221,500
                                                                     -----------
                                                                       4,159,144
                                                                     -----------
  Total Common Stock
   (cost $94,267,231) ..........................                     125,776,115
                                                                     -----------

                                                                        DelCap-3

DelCap Series
Statement of Net Assets (Continued)

                                                         Principal     Market
                                                           Amount      Value
REPURCHASE AGREEMENTS-4.82%
With Chase Manhattan 4.50%
   1/4/99 (dated 12/31/98,
   collateralized by $1,620,000
   U.S. Treasury Notes 7.875%
   due 8/15/01, market value
   $1,797,087) ..................................       $1,761,000   $1,761,000
With J.P. Morgan Securities
   4.75% 1/4/99 (dated 12/31/98,
   collateralized by $2,246,000
   U.S. Treasury Notes 5.75%
   due 10/31/00, market value
   $2,310,324) ..................................        2,263,000    2,263,000



                                                        Principal     Market
                                                         Amount       Value
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 4.85%
   1/4/99 (dated 12/31/98,
   collateralized by $492,000
   U.S. Treasury Notes 7.75%
   due 12/31/99, market value
   $507,355 and $688,000 U.S.
   Treasury Notes 7.75% due 1/31/00,
   market value $733,050 and
   $691,000 U.S. Treasury Notes
   6.25% due 8/31/00, market value
   $723,615 and $329,000 U.S.
   Treasury Notes 6.50% due
   5/31/01, market value $345,160) ..............       $2,262,000   $2,262,000
                                                                     ----------
Total Repurchase Agreements
   (cost $6,286,000) ............................                     6,286,000
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES-101.16% (cost $100,553,231).......$132,062,115

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(1.16%)............  (1,514,416)
                                                                   ------------
NET ASSETS APPLICABLE TO 7,035,860 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT TO $18.55 PER SHARE-100.00%.............$130,547,699
                                                                   ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000 shares authorized to the Fund with 50,000,000 shares allocated to the Series......... $93,131,365
Accumulated net realized gain on investments.......................   5,907,450
Net unrealized appreciation of investments ........................  31,508,884
                                                                   ------------
Total net assets ..................................................$130,547,699
                                                                   ============
----------
*Non-income producing security for the year ended December 31, 1998.
+Security is partially or fully on loan.

                             See accompanying notes



                                                                        DelCap-4

Delaware Group Premium Fund, Inc.-
DelCap Series
Statement of Operations
Year Ended December 31, 1998


INVESTMENT INCOME:
Interest ..................................................        $    489,276
Dividends .................................................             237,900
                                                                   ------------
                                                                        727,176
                                                                   ------------
EXPENSES:
Management fees ...........................................             846,793
Accounting and administration .............................              45,654
Professional fees .........................................              16,300
Custodian fees ............................................              11,046
Registration fees .........................................               9,800
Reports and statements to shareholders ....................               9,500
Taxes (other than taxes on income) ........................               8,160
Directors' fees ...........................................               1,960
Dividend disbursing and transfer agent
   fees and expenses ......................................               1,800
Other .....................................................              18,117
                                                                   ------------
                                                                        969,130
                                                                   ------------
Less expenses absorbed or waived by
   Delaware Management Company ............................             (64,911)
                                                                   ------------
Total expenses ............................................             904,219
                                                                   ------------
NET INVESTMENT LOSS .......................................            (177,043)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain on investments ..........................           5,972,689
Net change in unrealized appreciation /
   depreciation of investments ............................          14,448,864
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS .........................................          20,421,553
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS .............................................        $ 20,244,510
                                                                   ============
                             See accompanying notes

Delaware Group Premium Fund, Inc. -
DelCap Series
Statements of Changes in Net Assets

                                            Year Ended         Year Ended
                                             12/31/98           12/31/97
                                            ----------         -----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment loss ...................   ($    177,043)      ($     59,352)
Net realized gain on investments ......       5,972,689           9,871,869
Net change in unrealized appreciation /
   depreciation of investments ........      14,448,864           3,608,725
                                           ------------        ------------
Net increase in net assets
   resulting from operations ..........      20,244,510          13,421,242
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments ......      (9,882,425)         (4,513,513)
                                           ------------        ------------
                                             (9,882,425)         (4,513,513)
                                           ------------        ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .............      19,648,168          28,573,142
Net asset value of shares issued upon
   reinvestment of distributions from
   net realized gain on investments ...       9,882,425           4,513,513
                                           ------------        ------------
                                             29,530,593          33,086,655
Cost of shares repurchased ............     (19,799,484)        (11,440,355)
                                           ------------        ------------
Increase in net assets derived
   from capital share transactions ....       9,731,109          21,646,300
                                           ------------        ------------
NET INCREASE IN NET ASSETS ............      20,093,194          30,554,029
                                           ------------        ------------
NET ASSETS:
Beginning of year .....................     110,454,505          79,900,476
                                           ------------        ------------
End of year ...........................    $130,547,699        $110,454,505
                                           ============        ============

                             See accompanying notes



                                                                        DelCap-5

Delaware Group Premium Fund, Inc.-DelCap Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                Year Ended December 31,
                                                               1998         1997        1996         1995        1994
                                                              ---------------------------------------------------------
Net asset value, beginning of year ........................   $17.270     $15.890      $15.130     $11.750      $12.240

Income (loss) from investment operations:
Net investment income (loss)(1)............................    (0.026)     (0.010)      (0.015)      0.072        0.069
Net realized and unrealized gain (loss) on investments ....     2.901       2.260        2.030       3.378       (0.499)
                                                              -------     -------      -------     -------      -------
Total from investment operations...........................     2.875       2.250        2.015       3.450       (0.430)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions:
Dividends from net investment income ......................      none        none       (0.070)     (0.070)      (0.060)
Distributions from net realized gain on investments .......    (1.595)     (0.870)      (1.185)       none         none
                                                              -------     -------      -------     -------      -------
Total dividends and distributions..........................    (1.595)     (0.870)      (1.255)     (0.070)      (0.060)
                                                              -------     -------      -------     -------      -------

Net asset value, end of year ..............................   $18.550     $17.270      $15.890     $15.130      $11.750
                                                              =======     =======      =======     =======      =======

Total return ..............................................    18.81%      14.90%       14.46%      29.53%       (3.54%)

Ratios and supplemental data:
Net assets, end of year (000 omitted) .....................  $130,548    $110,455      $79,900     $58,123      $39,344
Ratio of expenses to average net assets ...................     0.80%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets prior to expense
   limitation .............................................     0.86%       0.87%        0.82%       0.85%        0.88%
Ratio of net investment income (loss) to average net assets    (0.16%)     (0.06%)      (0.11%)      0.61%        0.64%
Ratio of net investment income (loss) to average net
   assets prior to expense limitation .....................    (0.22%)     (0.13%)      (0.13%)      0.56%        0.56%
Portfolio turnover.........................................      142%        134%          85%         73%          43%

------------
(1) Per share information for the years ended December 31, 1997 and 1998 was based on the average shares outstanding method.

                             See accompanying notes

                                                                        DelCap-6

Delaware Group Premium Fund, Inc.-DelCap Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the DelCap Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The DelCap Series will make payments from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.75% of the average daily net assets of the Series, less the fees paid to the unaffiliated directors.

DMC has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.85% of average daily net assets of the Series through April 30, 1999. Prior to May 1, 1998, the expense limitation was 0.80%.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                                Dividend disbursing
                     Investment                   transfer agent,
                     management                   accounting fees
                   fee payable to                and other expenses
                        DMC                        payable to DSC
                   --------------               -------------------
                      $78,657                          $3,565

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

                                                                       DelCap--7

DelCap Series
Notes to Financial Statements (Continued)


3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases ..................     $151,042,788
   Sales ......................     $148,933,878

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                       Aggregate       Aggregate
      Cost of          unrealized      unrealized      Net unrealized
    investments       appreciation    depreciation      appreciation
    -----------       ------------    ------------     --------------
   $101,483,061        $33,444,242    ($2,865,188)       $30,579,054

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                           Shares issued
                                                         upon reinvestment
                                                         of distributions
                                                         from net realized        Shares           Net
                                        Shares sold     gain on investments     repurchased      increase
                                        -----------     -------------------     -----------      --------
   Year ended December 31, 1998 ......   1,184,490           657,513           (1,201,127)         640,876
   Year ended December 31, 1997 ......   1,806,689           296,551             (737,831)       1,365,409

5. Securities Lending
The Series may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at December 31, 1998 were as follows:

              Market value of             Market value of
            securities on loan              collateral
            ------------------            ---------------
                $8,058,145                   $8,189,102

Net income from securities lending activities for the year ended December 31, 1998 was $26,066 and is included in interest income on the statement of operations.

                                                                       DelCap--8

Delaware Group Premium Fund, Inc.-DelCap Series
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-DelCap Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-DelCap Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-DelCap Series at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                  /s/ Ernst & Young LLP
                                                  ----------------------
                                                     Ernst & Young LLP


Philadelphia, Pennsylvania
February 5, 1999


                                                                        DelCap-9

FOR total return

Delaware Series

Investment Strategy and Performance in 1998
   Delaware Series delivered a stellar performance in fiscal 1998, propelled by its balanced mix of stocks and bonds. For the year ended December 31, 1998, the Series provided a total return of +18.62% (capital change plus reinvestment of distributions).
   The portfolio's results were impressive considering the all-equity Standard & Poor's 500 Index had a total return of +28.56% for the same period. The Series far outpaced the +8.69% return of the Lehman Brothers Government/Corporate Bond Index. Because the portfolio combines investments in both stocks and bonds, we measure our performance against both of these unmanaged indexes.
   We achieved robust performance in 1998 with a stock portfolio of large and mid-size companies that had superior earnings and dividend growth potential. This was complemented by holdings of U.S. Treasuries, mortgage-related securities, and high-quality corporate bonds. Rising bond prices helped augment the Series' total return.

Portfolio Snapshot
   Not since the late 1980s have we seen such extreme levels of market volatility as we saw during fiscal 1998. Still, we found many opportunities to exploit stock market inefficiency and turmoil using a methodical growth and value selection discipline. This also helped us preserve capital during the height of the market's decline over the summer.
   In the equity portion of the portfolio--which generally represents about two-thirds of net assets--we attained strong results by focusing on dividend-paying stocks and by avoiding companies whose stock prices relative to earnings (P/E ratio) were more than 20% higher than the average stock in the S&P 500 Index. This was beneficial to Delaware Series as stock prices fell.
   The Series' bond component--which accounted for slightly less than a third of net assets--contributed less to total return than we would have liked. We had a relatively small position in U.S. Treasuries, which benefited from unprecedented investor demand in fiscal 1998. We maintained an above-average position in mortgage-related securities because we believed they offered higher income potential than U.S. Treasuries. This helped preserve the portfolio's income potential.

Investment Outlook
   In fiscal 1999, our focus for Delaware Series will be on companies that we believe are positioned to generate annual earnings growth of at least 10%, even in a slower growing U.S. economy. We think business profits and overall economic conditions will continue to be moderate in 1999, but to what degree depends upon how much global economic turmoil affects the U.S.
   We believe that investing in stocks with reasonable P/E ratios relative to the S&P 500 Index will benefit Delaware Series in 1999 should the Federal Reserve further reduce its short-term interest rate target. Companies with relatively low P/Es typically benefit the most from interest rate cuts.
   Additional interest rate reductions would probably also boost bond prices, including investment grade corporate bonds and U.S. government securities. We plan to maintain a relatively high weighting in mortgage-related securities because of the additional income potential these bonds can provide.


Delaware Series Investment Objective
Seeks a balance of capital appreciation, income and preservation of capital. It attempts to achieve its objective by investing primarily in common stocks of established companies believed to have potential for long-term capital growth and in investment grade bonds.

                                                                      Delaware-1

Growth of a $10,000 investment
January 1, 1989 through
December 31, 1998

                                                       Lehman Bros.
               Delaware Series   S&P 500 Index     Govt./Corp. Bond Index
  12/31/88         $10,000          $10,000              $10,000
  12/31/89         $11,661          $13,169              $11,423
  12/31/90         $11,639          $12,759              $12,369
  12/31/91         $14,732          $16,647              $14,364
  12/31/92         $16,770          $17,916              $15,453
  12/31/93         $18,142          $19,722              $17,158
  12/31/94         $18,115          $19,982              $16,555
  12/31/95         $22,929          $27,492              $19,742
  12/31/96         $26,581          $33,802              $20,314
  12/31/97         $33,601          $45,080              $22,297
  12/31/98         $39,856          $58,037              $24,409


                                Delaware Series
                          Average Annual Total Returns
                          ----------------------------
10 Years                                                      +14.83%
Five Years                                                    +17.04%
One Year                                                      +18.62%
For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in the Delaware Series, the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index for the 10-year period from January 1, 1989 through December 31, 1998. All dividends and capital gains were reinvested. The Indexes are unmanaged, with no set investment objectives and do not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                                      Delaware-2

Delaware Group Premium Fund, Inc.-Delaware Series
Statement of Net Assets
December 31, 1998

                                                        Number of       Market
                                                          Shares        Value
 COMMON STOCK-70.84%
 Aerospace & Defense-0.41%
 GenCorp .......................................          32,900     $   820,444
                                                                     -----------
                                                                         820,444
                                                                     -----------
 Automobiles & Automotive Parts-3.91%
 Danaher .......................................          72,000       3,910,500
+Federal Signal ................................         145,600       3,985,800
                                                                     -----------
                                                                       7,896,300
                                                                     -----------
 Banking, Finance & Insurance-11.33%
 AFLAC .........................................          97,400       4,285,600
 American International Group ..................          22,725       2,195,803
 Chubb .........................................          15,400         999,075
 Equifax .......................................         136,000       4,567,450
 Federal Home Loan Mortgage ....................          92,400       5,954,025
 Nationwide Financial Services Class A .........          36,800       1,902,100
 Unum ..........................................          50,600       2,953,775
                                                                     -----------
                                                                      22,857,828
                                                                     -----------
 Buildings & Materials-3.19%
 Masco .........................................         173,800       4,996,750
 Premark International .........................          41,900       1,450,788
                                                                     -----------
                                                                       6,447,538
                                                                     -----------
 Cable, Media & Publishing-0.80%
 Wallace Computer Services .....................          61,400       1,619,425
                                                                     -----------
                                                                       1,619,425
                                                                     -----------
 Chemicals-1.83%
 Crompton & Knowles ............................          54,000       1,117,125
 Hercules ......................................          21,100         577,613
+Valspar .......................................          53,500       1,996,219
                                                                     -----------
                                                                       3,690,957
                                                                     -----------
 Computers & Technology-4.18%
 Hewlett-Packard ...............................          96,700       6,605,819
*SunGard Data Systems ..........................          46,300       1,837,531
                                                                     -----------
                                                                       8,443,350
                                                                     -----------
 Electronics & Electrical Equipment-2.88%
 Intel .........................................          25,000       2,963,281
 Symbol Technologies ...........................          15,600         997,425
 Teleflex ......................................          40,800       1,861,500
                                                                     -----------
                                                                       5,822,206
                                                                     -----------
 Energy-1.60%
 Amoco .........................................          24,600       1,451,400
 Total S.A. ADR ................................          35,758       1,778,960
                                                                     -----------
                                                                       3,230,360
                                                                     -----------
 Environmental Services-3.24%
 Ecolab ........................................         180,700       6,539,081
                                                                     -----------
                                                                       6,539,081
                                                                     -----------
 Food, Beverage & Tobacco-4.79%
 Campbell Soup .................................          20,500       1,127,500
 ConAgra .......................................          40,500       1,275,750
 Philip Morris .................................          61,000       3,263,500
 Ralston-Purina Group ..........................          42,000       1,359,750
 Universal Foods ...............................          96,200       2,639,488
                                                                     -----------
                                                                       9,665,988
                                                                     -----------

---------
Top 10 stock holdings, representing 28.3% of net assets, are printed in bold.

                                                        Number of       Market
                                                          Shares        Value
 COMMON STOCK (Continued)
 Funeral Services-4.21%
 Service International .......................          126,800      $ 4,826,325
 Stewart Enterprises .........................          165,000        3,666,094
                                                                     -----------
                                                                       8,492,419
                                                                     -----------
 Healthcare & Pharmaceuticals-7.23%
 American Home Products ......................          100,200        5,642,513
 Johnson & Johnson ...........................           39,600        3,321,450
+Mylan Laboratories ..........................          133,500        4,205,250
 Zeneca Group ADR ............................           31,900        1,431,510
                                                                     -----------
                                                                      14,600,723
                                                                     -----------
 Industrial Machinery-0.76%
 Pentair .....................................           38,500        1,532,781
                                                                     -----------
                                                                       1,532,781
                                                                     -----------
 Real Estate-1.10%
 Developers Diversified Realty ...............           37,400          663,850
 Nationwide Health Properties ................           33,900          730,969
 Sun Communities .............................           23,600          821,575
                                                                     -----------
                                                                       2,216,394
                                                                     -----------
 Retail-8.55%
 Food Lion Class A ...........................          131,300        1,386,856
 Hannaford Brothers ..........................           14,000          742,000
+Intimate Brands .............................          124,500        3,719,438
 May Department Stores .......................           15,900          959,963
 Rite Aid ....................................          159,100        7,885,394
 Sherwin-Williams ............................           64,600        1,897,625
+Storage USA .................................           20,800          672,100
                                                                     -----------
                                                                      17,263,376
                                                                     -----------
 Telecommunications-3.42%
 ALLTEL ......................................           30,000        1,794,375
 Ericsson ADR ................................           49,000        1,171,406
 SBC Communications ..........................           73,600        3,946,800
                                                                     -----------
                                                                       6,912,581
                                                                     -----------
 Textiles, Apparel & Furniture-3.46%
 Hillenbrand Industries ......................           41,400        2,354,625
 HON Industries ..............................           72,000        1,723,500
+Miller (Herman) .............................           30,700          823,144
+Newell ......................................           50,300        2,074,875
                                                                     -----------
                                                                       6,976,144
                                                                     -----------
 Utilities-1.06%
 CMS Energy ..................................           32,000        1,550,000
 Edison International ........................           21,500          599,310
                                                                     -----------
                                                                       2,149,310
                                                                     -----------
 Miscellaneous-2.89%
 Tyco International ..........................           77,300        5,831,315
                                                                     -----------
                                                                       5,831,315
                                                                     -----------
 Total Common Stock
  (cost $108,100,786) ........................                       143,008,520
                                                                     -----------

 CONVERTIBLE PREFERRED STOCK-1.09%
 Freeport McMoRan Copper & Gold ..............           37,600          559,300
 Sealed Air ..................................           31,573        1,637,851
                                                                     -----------
 Total Convertible Preferred Stock
  (cost $2,197,137) ..........................                         2,197,151
                                                                     -----------


                                                                      Delaware-3

Delaware Series
Statement of Net Assets (Continued)


                                                        Principal       Market
                                                          Amount        Value
 AGENCY MORTGAGE-BACKED
  SECURITIES-0.47%
+Federal National Mortgage Association
  5.75% 4/15/03 ....................................      $620,000    $  637,667
  6.00% 5/15/08 ....................................       295,000       312,074
                                                                      ----------
 Total Agency Mortgage-Backed
  Securities (cost $962,992) .......................                     949,741
                                                                      ----------

 ASSET-BACKED SECURITIES-2.59%
 AFC Home Equity Loan Trust
  6.95% 6/25/24 ....................................        17,694        17,680
  7.20% 2/15/08 ....................................        53,304        53,507
 American Finance Home Equity
  8.00% 7/25/06 ....................................         5,947         6,109
 California Infrastructure PG&E
  Series 97-1 A4 6.16% 6/25/03 .....................       640,000       650,560
  CITRV 98-A A5 6.12% 7/15/14 ......................       535,000       538,103
 EQCC Home Equity Loan Trust
  Series 96-2 A6 6.88% 7/15/14 .....................       605,000       616,616
  Series 98-2 A3F
  6.229% 3/15/13 ...................................       500,000       502,578
 MetLife Capital Equipment Loan Trust
  6.85% 5/20/08 ....................................       420,000       433,860
 NationsCredit Grantor Trust
  Series 96-1A 5.85% 9/15/11 .......................       152,692       152,112
  Series 97-1A 6.75% 8/15/13 .......................       811,734       828,131
 Neiman Marcus Group Series 95-1 A
  7.60% 6/15/03 ....................................       180,000       184,752
 Philadelphia, Pennsylvania Industrial
  Development Authority Revenue
  Series 97 6.488% 6/15/04 .........................       362,522       359,803
 UCFC Home Equity Loan
  Series 96-B1 A3 7.30% 4/15/14 ....................       383,612       384,418
 World Omni Automobile Lease
  Securitization
  Series 97-B A4 6.20% 11/25/03 ....................       489,728       495,458
                                                                      ----------
 Total Asset-Backed Securities
  (cost $5,190,175) ................................                   5,223,687
                                                                      ----------

 COLLATERALIZED MORTGAGE OBLIGATIONS-4.14%
 Asset Securitization Corporation
  Series 96-D3 A1B 7.21% 10/13/26 ..................       360,000       377,381
  Series 97-D4 Class A1A
  7.35% 4/14/29 ....................................       205,322       211,931
  Series 97-D5 A2 6.815% 2/14/41 ...................       480,000       490,725
  Series 97-D5 A3 6.865% 2/14/41 ...................       375,000       375,586
  Series 97-MD7 Class A3
  7.575% 1/13/30 ...................................       400,000       421,375
 Capco America Securitization
  Series 98-D7 A 6.26% 9/16/30 .....................       510,000       513,825
 Chase Commercial Mortgage Securities
  Series 96-2 C 6.90% 11/19/06 .....................       250,000       255,313
 Federal Home Loan Mortgage
  Corporation 6.00% 4/15/21 ........................       810,000       814,536
 Federal National Mortgage Association
  Whole Loan 6.50% 7/25/28 .........................       575,000       580,930

                                                        Principal       Market
                                                          Amount        Value
COLLATERALIZED MORTGAGE
 OBLIGATIONS (Continued)
GE Capital Mortgage Services
 Series 98-6 1A6 6.75% 4/25/28 .................      $  380,000      $  382,138
Lehman Large Loan Series 97-LLI A1
 6.79% 6/12/04 .................................         433,297         449,140
Mortgage Capital Funding
 Conti Series 96-MCI-D 7.80% 4/15/06 ...........         300,000         319,688
 Series 96-MC2-C 7.224% 9/20/06 ................         380,000         395,794
Nomura Asset Securities
 Series 93-1 A1 6.68% 12/15/01 .................         330,929         336,824
 Series 95-MD3 A1A 8.17% 3/4/20 ................         309,299         319,980
 Series 96-MD5 A3 7.637% 4/13/36 ...............         340,000         359,338
Residential Accredit Loans
 Series 97-QS3 A3 7.50% 4/25/27 ................         445,000         447,563
 Series 98-QS9 A3 6.75% 7/25/28 ................         400,000         400,875
Residential Funding Mortgage Security
 Series 96-S9 A10 7.25% 4/25/26 ................         375,068         383,904
 Series 98-S6 A6 6.75% 3/25/28 .................         510,000         514,144
                                                                     -----------
Total Collateralized Mortgage
 Obligations (cost $8,246,151) .................                       8,350,990
                                                                     -----------

MORTGAGE-BACKED SECURITIES-5.20%
Federal Home Loan Mortgage
 Corporation-Gold 6.00% 3/1/11 .................         192,174         193,975
Federal National Mortgage Association
 6.00% 4/1/13 ..................................         679,587         681,923
 6.00% 5/1/13 ..................................         359,739         360,976
 6.00% 10/1/28 .................................       3,417,046       3,376,469
 6.50% 1/1/12 ..................................       1,980,001       2,017,744
 6.50% 4/1/13 ..................................       1,810,754       1,837,916
 7.00% 7/1/28 ..................................         913,622         933,608
 7.00% 8/1/28 ..................................         446,441         456,207
 7.50% 6/1/28 ..................................         376,821         387,891
 9.50% 6/1/19 ..................................         160,072         172,127
Government National Mortgage
 Association
 6.50% 12/15/23 ................................          45,261          46,011
 6.50% 1/15/24 .................................          35,440          36,027
                                                                     -----------
Total Mortgage-Backed Securities
 (cost $10,420,400) ............................                      10,500,874
                                                                     -----------

CORPORATE BONDS-8.00%
ABN-AMRO Bank NV 8.25% 8/1/09 ..................          80,000          87,400
AT&T Capital 7.50% 11/15/00 ....................         785,000         797,756
Banco Santander 6.50% 11/1/05 ..................         360,000         364,950
Banco Santiago S.A. 7.00% 7/18/07 ..............         280,000         233,800
Cardinal Health 6.25% 7/15/08 ..................         340,000         347,650
CIT Group Holdings 5.625% 10/15/03 .............         710,000         707,338
Commercial Credit 6.50% 8/1/04 .................         450,000         466,875
Computer Associates 6.50% 4/15/08 ..............       1,250,000       1,234,375
Consumers Energy 6.375% 2/1/08 .................         380,000         388,550
Continental Airlines 6.80% 1/2/09 ..............         353,024         347,287
Cox Communications
 6.15% 8/1/03 ..................................         455,000         464,669
Credit Foncier de France
 8.00% 1/14/02 .................................         370,000         394,050



                                                                      Delaware-4

Delaware Series
Statement of Net Assets (Continued)


                                                        Principal       Market
                                                          Amount        Value
 CORPORATE BONDS (Continued)
  Federal Express 7.65% 1/15/14 ................      $  443,421      $  457,832
  Firstar Capital 8.32% 12/15/26 ...............         260,000         286,975
  General Electric Capital 5.89% 5/11/01 .......         670,000         682,563
 General Motors Acceptance
  5.75% 11/10/03 ...............................         655,000         659,094
 Health and Retirement Properties
  Trust 6.75% 12/18/02 .........................         400,000         389,500
  Household Finance 6.50% 11/15/08 .............         775,000         807,938
 MCI Communications
  6.125% 4/15/02 ...............................         350,000         353,938
 MCI Worldcom 7.55% 4/1/04 .....................         650,000         704,438
 Philip Morris 7.20% 2/1/07 ....................         640,000         694,400
 Raychem 7.20% 10/15/08 ........................         560,000         574,700
 Raytheon 5.95% 3/15/01 ........................         350,000         352,625
 Southern Investments 6.375% 11/15/01 ..........         250,000         252,500
 Sprint Capital 6.125% 11/15/08 ................         665,000         680,794
 Summit Bank 6.75% 6/15/03 .....................         320,000         332,000
 Tommy Hilfiger 6.85% 6/1/08 ...................         335,000         330,394
+Travelers Property Casualty
  6.75% 4/15/01 ................................         775,000         798,250
 United Health Care 6.60% 12/1/03 ..............         665,000         667,494
 U.S. Bancorp 8.125% 5/15/02 ...................         430,000         461,175
 U.S. Bank N.A. 6.50% 2/1/08 ...................         450,000         471,938
 USA Waste Services 6.125% 7/15/01 .............         360,000         360,000
                                                                      ----------
 Total Corporate Bonds
  (cost $15,910,350) ...........................                      16,153,248
                                                                      ----------
 U.S. TREASURY OBLIGATIONS-4.43%
 U.S. Treasury Bonds
  +6.125% 11/15/27 .............................       1,535,000       1,716,111
  +6.375% 8/15/27 ..............................         250,000         286,901
   7.50% 11/15/16 ..............................         925,000       1,149,420

                                                        Principal       Market
                                                          Amount        Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Notes
 +5.375% 2/15/01 ...............................      $1,330,000      $1,351,005
 +5.50% 3/31/03 ................................         880,000         906,689
 +5.50% 2/15/08 ................................       2,750,000       2,915,608
 +6.375% 1/15/00 ...............................         600,000         610,582
                                                                      ----------
Total U.S. Treasury Obligations
 (cost $8,791,883) .............................                       8,936,316
                                                                      ----------

REPURCHASE AGREEMENTS-3.63%
With Chase Manhattan 4.50%
 1/4/99 (dated 12/31/98,
 collateralized by $1,888,000
 U.S. Treasury Notes 7.875%
 due 8/15/01, market value
 $2,094,696) ...................................       2,053,000       2,053,000
With J.P. Morgan Securities 4.75%
 1/4/99 (dated 12/31/98,
 collateralized by $2,618,000
 U.S. Treasury Notes 5.75% due
 10/31/00, market value
 $2,692,928) ...................................       2,637,000       2,637,000
With PaineWebber 4.85%
 1/4/99 (dated 12/31/98,
 collateralized by $574,000
 U.S. Treasury Notes 7.75%
 due 12/31/99, market value
 $591,376 and $802,000
 U.S. Treasury Notes 7.75%
 due 1/31/00, market value
 $854,447 and $805,000
 U.S. Treasury Notes 6.25%
 due 8/31/00, market value
 $843,450 and $384,000
 U.S. Treasury Notes 6.50%
 due 5/31/01, market value
 $402,321) .....................................       2,637,000       2,637,000
                                                                      ----------
Total Repurchase Agreements
 (cost $7,327,000) .............................                       7,327,000
                                                                      ----------



TOTAL MARKET VALUE OF SECURITIES-100.39% (cost $167,146,874) ......................  $202,647,527

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.39%) ...........................      (792,003)
                                                                                     ------------

NET ASSETS APPLICABLE TO 10,074,484 SHARES ($0.01 PAR VALUE) OUTSTANDING;
   EQUIVALENT TO $20.04 PER SHARE-100.00% .........................................  $201,855,524
                                                                                     ============

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000 shares authorized to the Fund with
   50,000,000 shares allocated to the Series ......................................  $155,618,811
Undistributed net investment income ...............................................     2,451,550
Accumulated net realized gain on investments ......................................     8,284,510
Net unrealized appreciation of investments ........................................    35,500,653
                                                                                     ------------
Total net assets ..................................................................  $201,855,524
                                                                                     ============

* Non-income producing security for the year ended December 31, 1998. + Security is partially or fully on loan.

ADR-American Depository Receipt

                             See accompanying notes


                                                                      Delaware-5

Delaware Group Premium Fund, Inc.-
Delaware Series
Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Interest ...................................................         $ 2,830,592
Dividends ..................................................           1,880,675
                                                                     -----------
                                                                       4,711,267
                                                                     -----------

EXPENSES:
Management fees ............................................             968,768
Accounting and administration ..............................              65,673
Professional fees ..........................................              21,250
Registration fees ..........................................              15,553
Custodian fees .............................................              15,200
Taxes (other than taxes on income) .........................              10,600
Reports and statements to shareholders .....................               9,175
Dividend disbursing and transfer agent
   fees and expenses .......................................               5,541
Directors' fees ............................................               2,620
Other ......................................................              27,746
                                                                     -----------
Total expenses .............................................           1,142,126
                                                                     -----------

NET INVESTMENT INCOME ......................................           3,569,141
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain on investments ...........................           9,851,624
Net change in unrealized appreciation /
   depreciation of investments .............................          15,510,399
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS ..........................................          25,362,023
                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .........................................         $28,931,164
                                                                     ===========

                             See accompanying notes

Delaware Group Premium Fund, Inc. -
Delaware Series
Statements of Changes in Net Assets

                                                  Year Ended       Year Ended
                                                   12/31/98         12/31/97
INCREASE IN NET ASSETS FROM
   OPERATIONS:
Net investment income ........................   $   3,569,141    $   2,840,175
Net realized gain on investments .............       9,851,624       11,425,156
Net change in unrealized appreciation /
   depreciation of investments ...............      15,510,399        9,349,683
                                                 -------------    -------------
Net increase in net assets
   resulting from operations .................      28,931,164       23,615,014
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ........................      (3,221,563)      (2,590,776)
Net realized gain on investments .............     (12,969,759)      (4,899,878)
                                                 -------------    -------------
                                                   (16,191,322)      (7,490,654)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ....................      50,954,284       36,224,621
Net asset value of shares issued upon
   reinvestment of distributions from
   net investment income and net realized
   gain on investments .......................      16,191,322        7,490,655
                                                 -------------    -------------
                                                    67,145,606       43,715,276
Cost of shares repurchased ...................      (5,705,268)      (7,566,399)
                                                 -------------    -------------
Increase in net assets derived
   from capital share transactions ...........      61,440,338       36,148,877
                                                 -------------    -------------

NET INCREASE IN NET ASSETS ...................      74,180,180       52,273,237
                                                 -------------    -------------

NET ASSETS:
Beginning of year ............................     127,675,344       75,402,107
                                                 -------------    -------------
End of year ..................................   $ 201,855,524    $ 127,675,344
                                                 =============    =============

                             See accompanying notes



                                                                      Delaware-6

Delaware Group Premium Fund, Inc.-Delaware Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                              Year Ended December 31,
                                                              1998         1997         1996         1995        1994
                                                          -------------------------------------------------------------
Net asset value, beginning of year ....................   $  19.050    $  16.640    $  15.500    $  12.680    $  13.330

Income (loss) from investment operations:
   Net investment income ..............................       0.349        0.435        0.530        0.509        0.437
   Net realized and unrealized gain (loss)
    on investments ....................................       2.831        3.575        1.765        2.761       (0.447)
                                                          ---------    ---------    ---------    ---------    ---------
   Total from investment operations ...................       3.180        4.010        2.295        3.270       (0.010)
                                                          ---------    ---------    ---------    ---------    ---------
Less dividends and distributions:
   Dividends from net investment income ...............      (0.420)      (0.530)      (0.500)      (0.450)      (0.340)
   Distributions from net realized gain
    on investments ....................................      (1.770)      (1.070)      (0.655)        none       (0.300)
                                                          ---------    ---------    ---------    ---------    ---------
   Total dividends and distributions ..................      (2.190)      (1.600)      (1.155)      (0.450)      (0.640)
                                                          ---------    ---------    ---------    ---------    ---------

Net asset value, end of year ..........................   $  20.040    $  19.050    $  16.640    $  15.500    $  12.680
                                                          =========    =========    =========    ==========   =========
Total return ..........................................      18.62%       26.40%       15.91%       26.58%       (0.15%)

Ratios and supplemental data:
   Net assets, end of year (000 omitted) ..............   $201,856     $ 127,675    $  75,402    $  63,215    $  47,731
   Ratio of expenses to average net assets ............       0.70%        0.67%        0.68%        0.69%        0.70%
   Ratio of net investment income to average net assets       2.20%        2.85%        3.56%        3.75%        3.71%
   Portfolio turnover .................................         94%          67%          92%         106%         140%

                             See accompanying notes



                                                                      Delaware-7

Delaware Group Premium Fund, Inc.-Delaware Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the Delaware Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

The Delaware Series will make payments from net investment income quarterly and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.60% of the average daily net assets of the Series, less the fees paid to the unaffiliated directors.

DMC has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.80% of average daily net assets of the Series through April 30, 1999. No reimbursement was due for the year ended December 31, 1998.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                       Dividend disbursing
              Investment                  transfer agent,
              management                 accounting fees
            fee payable to              and other expenses
                DMC                       payable to DSC
            --------------              ------------------
              $85,870                         $6,479

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.



                                                                      Delaware-8

Delaware Series
Notes to Financial Statements (Continued)


3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases ...............................         $124,483,604
   Sales ...................................          $78,642,284

During the year ended December 31, 1998, the Series made purchases and sales of U.S. government securities as follows:

   Purchases ...............................          $69,836,183
   Sales ...................................          $68,639,739

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                       Aggregate            Aggregate
     Cost of           unrealized           unrealized        Net unrealized
   investments        appreciation         depreciation        appreciation
   -----------        ------------         ------------        ------------
   $167,207,288         $37,006,089        ($1,565,850)        $35,440,239

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                  Shares issued upon
                                             reinvestment of distributions
                                                  from net investment
                                                  income and net realized     Shares          Net
                                Shares sold         gain on investments     repurchased      increase
                                -----------         -------------------     -----------      --------
Year ended December 31, 1998:    2,757,318                 928,152           (313,121)      3,372,349
Year ended December 31, 1997:    2,134,206                 483,216           (447,850)      2,169,572

5. Credit and Market Risk
The Series may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

The Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

6. Securities Lending
The Series may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at December 31, 1998 were as follows:

               Market value of               Market value of
             securities on loan                collateral
             ------------------                ----------
                 $15,240,258                  $15,375,847

Net income from securities lending activities for the year ended December 31, 1998 was $19,894 and is included in interest income on the statement of operations.

                                                                      Delaware-9

Delaware Group Premium Fund, Inc.-Delaware Series
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-Delaware Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-Delaware Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-Delaware Series at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                     /s/ Ernst & Young LLP
                                                     ----------------------
                                                        Ernst & Young LLP

Philadelphia, Pennsylvania
February 5, 1999


                                                                     Delaware-10